SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

(Amendment No.  )

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
*	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
*	Definitive Proxy Statement
*	Definitive Additional Materials
*	Soliciting Material Pursuant to §240.14a-12

ADVANCED CELL TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

*	No fee required.
*	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
*	Fee paid previously with preliminary materials.
*	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ADVANCED CELL TECHNOLOGY, INC.

2014

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

November 12, 2014

at 9:00 a.m. local time

Location:

The Offices of Goodwin Procter LLP
53 State Street
Boston, Massachusetts 02109

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ADVANCED CELL TECHNOLOGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON November 12, 2014

To our Stockholders:

The 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Advanced Cell Technology, Inc. (“Advanced Cell” or the “Company”) will be held at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts 02109, on November 12, 2014, at 9:00 a.m. local time, to consider the following proposals:

1.	To elect the six (6) persons named herein as nominees for directors of the Company, to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified (Proposal No. 1);

2.	To approve an amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) by 22,500,000 shares to a total of 60,000,000 shares (Proposal No. 2);

3.	To authorize an amendment to the Certificate of Incorporation to change the corporate name of the Company to Ocata Therapeutics, Inc. (Proposal No. 3);

4.	To approve the Advanced Cell Technology, Inc. 2014 Stock Option and Incentive Plan (Proposal No. 4);

5.	To conduct an advisory, non-binding vote on executive compensation (Proposal No. 5); and

6.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote “FOR” Proposals 1-5. If you were a stockholder of record of Advanced Cell Common Stock on September 15, 2014, the record date for the Annual Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. The proxy materials will be furnished to stockholders on or about October 1, 2014.

The Company is pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the Company’s costs.

By Order of the Board of Directors

/s/ Michael T. Heffernan	/s/ Paul K. Wotton
Michael T. Heffernan	Paul K. Wotton, PhD.
Chairman of the Board of Directors	President and Chief Executive Officer

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TABLE OF CONTENTS

Page
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	5

INFORMATION ABOUT STOCK OWNERSHIP	12

INFORMATION ABOUT THE BOARD OF DIRECTORS	14

INFORMATION ABOUT THE EXECUTIVE OFFICERS	22

ACTIONS TO BE TAKEN AT THE MEETING	39

PROPOSAL 1 — ELECTION OF SIX DIRECTORS NOMINATED BY THE COMPANY TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED	39

PROPOSAL 2 —AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK	40

PROPOSAL 3 —AMENDMENT TO CERTIFICATE OF INCORPORATION TO CHANGE THE CORPORATE NAME OF THE COMPANY FROM ADVANCED CELL TECHNOLOGY, INC. TO OCATA THERAPEUTICS, INC.	42

PROPOSAL 4 — APPROVAL OF Advanced Cell Technology, Inc. 2014 STOCK OPTION AND INCENTIVE PLAN	43

PROPOSAL 5 — ADVISORY VOTE ON EXECUTIVE COMPENSATION	49

OTHER MATTERS	50

ADDITIONAL INFORMATION	50

STOCKHOLDERS PROPOSALS FOR THE 2015 ANNUAL MEETING	50

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Advanced Cell Technology, Inc.

33 Locke Drive

Marlborough, Massachusetts 01752

(508) 756-1212

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 12, 2014

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors (the “Board of Directors” or “Board”) of Advanced Cell Technology, Inc. (herein after referred to as the “Company”, “we,” “us,” or “our”), for use at the annual meeting of the Company’s stockholders (the “Annual Meeting”) to be held at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts 02109, on November 12, 2014, at 9:00 a.m. local time and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about October 1, 2014.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy card that is solicited hereby has the power to revoke it prior to the voting of the appointed proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy card. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies. We have also engaged InvestorCom, Inc. to assist us in the distribution and solicitation of proxies for a fee of $15,000 plus expenses.

INTERNET AND ELECTRONIC AVAILABILITY OF PROXY MATERIALS

Under rules adopted by the Securities and Exchange Commission (the “SEC”), the Company is making this Proxy Statement and the Company’s Annual Report on Form 10-K (and related amendment) for the fiscal year ended December 31, 2013 available on the Internet instead of mailing a printed copy of these materials to each stockholder. Stockholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how stockholders may access and review all of the important information contained in the materials on the Internet, including how stockholders may submit proxies by telephone or over the Internet.

If you received the Notice by mail and would prefer to receive a printed copy of the Company’s proxy materials, please follow the instructions for requesting printed copies included in the Notice.

RECORD DATE

Stockholders of record at the close of business on September 15, 2014, will be entitled to receive notice of, to attend and to vote at the meeting.

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ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy card, namely, Paul Wotton, our President and Chief Executive Officer, and Edward Myles, our Chief Operating Officer and Chief Financial Officer, will vote:

•	FOR the re-election of the persons named herein as Directors of the Company, for a term expiring at the next annual meeting of stockholders (or until successors are duly elected and qualified);

•	FOR approval of an amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) by 22,500,000 shares to a total of 60,000,000 shares;

•	FOR approval of an amendment to the Certificate of Incorporation of the Company to change the corporate name of the Company to Ocata Therapeutics, Inc.;

•	FOR approval of the Advanced Cell Technology, Inc. 2014 Stock Option and Incentive Plan;
•	FOR approval (via a non-binding advisory vote) of the executive compensation the Company’s executive officers who are named in this Proxy Statement’s Summary Compensation Table; and

•	According to his judgment, on the transaction of such matters or other business as may properly come before the meeting or any adjournments thereof.

Should any nominee named herein for re-election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the re-election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

WHO IS ENTITLED TO VOTE; VOTE REQUIRED; QUORUM

As of September 15, 2014, there were ● shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote on each matter submitted to stockholders for approval at the Annual Meeting. The outstanding shares of Common Stock constitute all of the outstanding voting stock of the Company.

A majority of the number of shares of Common Stock issued and outstanding on the record date (September 15, 2014), present in person or represented by proxy, will constitute a quorum at the meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, the proposed increase in the number of authorized shares of the Company’s Common Stock and the proposed change to the Company’s corporate name are considered “routine” matters. Accordingly, brokers are entitled to vote uninstructed shares with respect to these proposals.

Under Delaware state law and provisions of the Company’s Certificate of Incorporation and By-Laws, the vote required for the election of directors is a plurality of the votes of the issued and outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the nominees who receive the most votes will be elected to the open director positions. Abstentions, broker non-votes and other shares that are not voted in person or by proxy will not be included in the vote count to determine if a plurality of shares voted in favor of each nominee.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these materials?

Advanced Cell Technology, Inc. has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the annual meeting of stockholders to be held on November 12, 2014 at 9:00AM local time at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts 02109. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials on or about October 1, 2014 to all stockholders of record entitled to vote at the annual meeting.

What is included in these materials?

These materials include:

•	this proxy statement for the Annual Meeting;

•	the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2013 as filed with the SEC on April 1, 2014; and

•	the Company’s Amendment No. 1 to its annual report on Form 10-K/A for the fiscal year ended December 31, 2013 as filed with the SEC on April 29, 2014.

If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

What is the proxy card?

The proxy card enables you to appoint each of Paul Wotton, our President and Chief Executive Officer, and Edward Myles, our Chief Operating Officer and Chief Financial Officer, as your representatives at the Annual Meeting. By completing and returning a proxy card, you are authorizing Dr. Wotton and Mr. Myles to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.

What items will be voted on?

You are being asked to vote on these specific proposals:

•	the election of the persons named herein as nominees for directors of the Company, for a term expiring at the next annual meeting of stockholders (or until successors are duly elected and qualified);

•	approval of an amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of the Company’s Common Stock by 22,500,000 shares to a total of 60,000,000 shares;

•	approval of an amendment to the Certificate of Incorporation of the Company to change the Company’s corporate name to Ocata Therapeutics, Inc.;

•	approval of the Advanced Cell Technology, Inc. 2014 Stock Option and Equity Plan; and

•	approval (via a non-binding advisory vote) of the executive compensation the Company’s executive officers who are named in this Proxy Statement’s Summary Compensation Table.

We will also transact any other business that properly comes before the Annual Meeting.

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How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that you vote your shares:

•	FOR the re-election of the Directors of the Company, for a term expiring at the next annual meeting of stockholders (or until successors are duly elected and qualified);

•	FOR approval of an amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of the Company’s Common Stock by 22,500,000 shares to a total of 60,000,000 shares;

•	FOR approval of an amendment to the Certificate of Incorporation of the Company to change the Company’s corporate name to Ocata Therapeutics, Inc.;

•	FOR approval of the Advanced Cell Technology, Inc. 2014 Stock Option and Equity Plan; and

•	FOR approval (via a non-binding advisory vote) of the executive compensation the Company’s executive officers who are named in this Proxy Statement’s Summary Compensation Table.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending the Notice to the Company’s shareholders of record and beneficial owners. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

What does it mean if I receive more than one Notice?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please follow directions on each Notice to ensure that all of your shares are voted.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

•	view the Company’s proxy materials for the Annual Meeting on the Internet;

•	request hard copies of the Company’s proxy materials; and

•	instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s Annual Meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who can vote at the Annual Meeting?

There were ● shares of Common Stock outstanding as of September 15, 2014. Only stockholders of record, including beneficial owners that hold their shares at brokerage firms and other financial institutions, at the close of business on September 15, 2014 are entitled to receive notice of, to attend, and to vote at the Annual Meeting. Each share of Common Stock entitles its holder to one vote. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Information About Stock Ownership.”

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What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on September 15, 2014, your shares were registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., you are considered a stockholder of record with respect to those shares, and the Notice was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will receive a proxy card. As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us. Whether or not you plan to attend the Annual Meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on September 15, 2014, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization. If you request printed copies of the proxy materials by mail, you will receive a vote instruction form.

How do I vote?

Shareholders of Record.   If you are a stockholder of record, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by calling the toll free number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

•	In Person. You may attend and vote at the Annual Meeting. The Company will give you a ballot when you arrive.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the vote instruction form.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•	In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares.

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What if I change my mind after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or vote instruction form with a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Corporate Secretary at 33 Locke Drive, Marlborough, Massachusetts, 01752, a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by an organization, you must instruct them that you wish to change your vote by following the procedures on the voting form provided to you by the organization. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the organization holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are proxies voted?

All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Shareholders of Record.   If you are a stockholder of record and you:

•	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, or

•	sign and return a proxy card without giving specific voting instructions,

then the proxy holder will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holder may determine in his discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, which are the approval of an increase in the authorized shares of the Company’s Common Stock, and approval of the change in the Company’s corporate name, but cannot vote on non-routine matters, which are the election of directors and the approval of the Advanced Cell Technology, Inc. 2014 Stock Option and Equity Plan.

How many votes are required to elect the nominated persons to our Board of Directors?

The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of shares of Common Stock entitled to vote in the election are required to elect each director. This means that the nominees who receive the most votes will be elected to the open director positions, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

How many votes are required to approve the increase in the number of authorized shares of Common Stock?

The affirmative vote of the holders of a majority of the total outstanding shares as of the record date is necessary to approve the increase in the number of authorized shares of Common Stock.

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How many votes are required to approve the change in the Company’s corporate name?

The affirmative vote of the holders of a majority of the total outstanding shares as of the record date is necessary to approve the change in the Company’s corporate name.

How many votes are required to approve the Advanced Cell Technology, Inc. 2014 Stock Option and Equity Plan?

The affirmative vote of the holders of a majority of the shares of our Common Stock present or represented and voting at the Annual Meeting is required to approve the Advanced Cell Technology, Inc. 2014 Stock Option and Equity Plan.

How many votes are required to approve the advisory, non-binding resolution regarding the compensation of the Company’s executive officers named in the summary Compensation Table?

The advisory vote on executive compensation will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory vote will not be construed (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the named executive officers or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	as necessary to meet applicable legal requirements;
•	to allow for the tabulation and certification of votes; and
•	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board of Directors.

Where do I find the voting results of the Annual Meeting?

We will announce voting results at the Annual Meeting and also in a Form 8-K which we will file with the SEC within four business days following the Annual Meeting.

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INFORMATION ABOUT STOCK OWNERSHIP

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of September 1, 2014. On such date, approximately 33,785,203 shares of Common Stock were outstanding.

Beneficial ownership is determined in accordance with the applicable rules of the SEC and includes voting or investment power with respect to shares of the Company’s Common Stock. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed as outstanding shares of Common Stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of September 1, 2014.  We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. The information set forth below is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares deemed beneficially owned in this table does not constitute an admission of beneficial ownership of those shares.

Unless otherwise indicated, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of Common Stock, except, where applicable, to the extent authority is shared by spouses under applicable state community property laws.

The following table sets forth information regarding beneficial ownership of our capital stock as of September 1, 2014 by:

•	5% or greater stockholders;

•	Each of our directors and named executive officers; and

•	All of our directors and executive officers, as a group.

Name and Address (1) of Beneficial Owner	Number of Shares Beneficially Owned	Percentage
5% or Greater Stockholders
Gary Aronson	2,697,667	7.91%

Directors and Named Executive Officers
Paul K. Wotton, Ph.D. (2)	0	0.00%
Edward Myles (3)	70,000	0.20%
Robert P. Lanza, M.D. (4)	506,130	1.47%
Eddy Anglade (5)	0	0.00%
Alan C. Shapiro (6)	298,016	0.87%
Robert Langer, Sc.D. (7)	82,250	0.24%
Zohar Loshitzer (8)	31,418	0.09%
Gregory D. Perry (9)	30,584	0.09%
Michael T. Heffernan (10)	38,371	0.11%
Directors and Executive Officers as a Group (9 Persons)	1,056,769	3.13%

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____________

(1)	Unless otherwise indicated, the address of the beneficial owner is 33 Locke Drive, Marlborough, Massachusetts 01752.
(2)	Includes 0 shares subject to stock options that are currently exercisable or exercisable within 60 days of September 1, 2014.
(3)	Includes 70,000 shares subject to stock options that are currently exercisable or exercisable within 60 days of September 1, 2014.
(4)	Includes 281,691 shares subject to stock options that are currently exercisable or exercisable within 60 days of September 1, 2014.
(5)	Includes 0 shares subject to stock options that are currently exercisable or exercisable within 60 days of September 1, 2014.
(6)	Includes (i) 277,016 shares subject to convertible debentures, board fees, Common Stock grant held by The Shapiro Family Trust and of which Dr. Shapiro may be deemed the beneficial owner, (ii) 21,000 shares subject to stock options that are currently exercisable or exercisable within 60 days of September 1, 2014, and (iii) 1,250 shares of common stock which will be granted within 60 days of September 1, 2014.
(7)	Includes (i) 36,250 shares subject to stock options that are currently exercisable or exercisable within 60 days of September 1, 2014, and (ii) 1,250 shares of common stock which will be granted within 60 days of September 1, 2014.
(8)	Includes (i) 15,834 shares subject to stock options that are currently exercisable or exercisable within 60 days of September 1, 2014, and (ii) 1,250 shares of common stock which will be granted within 60 days of September 1, 2014.
(9)	Includes (i) 15,417 shares subject to stock options that are currently exercisable or exercisable within 60 days of September 1, 2014, and (ii) 1,250 shares of common stock which will be granted within 60 days of September 1, 2014.
(10)	Includes (i) 19,871 shares subject to stock options that are currently exercisable or exercisable within 60 days of September 1, 2014, and (ii) 2,500 shares of common stock which will be granted within 60 days of September 1, 2014.

There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

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INFORMATION ABOUT THE BOARD OF DIRECTORS

The Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of our Board of Directors is to oversee the management of our company and, in doing so, serve the best interests of the Company and our stockholders. The Board of Directors selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. Our Board of Directors also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of company activity through regular communication, including written reports and presentations at Board of Directors and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director. Except as set forth in this Proxy Statement, none of our directors held directorships in other reporting companies and registered investment companies at any time during the past five years.

The directors of the Company are as follows. There are no family relationships among our executive officers or directors.

Name	Age	Position
Paul K. Wotton, Ph.D.	54	President and Chief Executive Officer, Member of the Board of Directors
Michael T. Heffernan	50	Chairman of the Board of Directors
Alan C. Shapiro, Ph.D.	69	Member of the Board of Directors
Robert Langer, Sc.D.	66	Member of the Board of Directors
Zohar Loshitzer	57	Member of the Board of Directors
Gregory D. Perry	54	Member of the Board of Directors

Paul K. Wotton, Ph.D. joined the Company as President and Chief Executive Officer in July 2014. Dr. Wotton previously served as an executive of Antares Pharma, Inc. (NASDAQ: ATRS) from 2008 to June 2014, most recently in the role of President and Chief Executive Officer from 2008, and as a director of Antares Pharma from 2004 until June 2014. Dr. Wotton formerly served as President and CEO of Topigen Pharmaceuticals, Inc., a biotechnology company based in Montreal, Canada. Dr. Wotton possesses over twenty years of experience in the pharmaceutical industry. Prior to joining Topigen, he was Head of Global Business Development at SkyePharma. Dr. Wotton also previously served as Vice President of Corporate Development for Eurand and Vice President of Business Development for Penwest Pharmaceuticals Co. He earned a Bachelor’s Degree in Pharmacy from the University of London, an MBA from Kingston Business School and a Ph.D. in pharmaceutical science from the University of Nottingham. Dr. Wotton’s knowledge of the Company, by virtue of his service as our President and Chief Executive Officer, enables him to provide valuable insight regarding our operations and personnel. In addition, his extensive pharmaceutical industry experience, coupled with previous service as an executive of a public company, brings valuable observations to the Board of Directors on a broad range of matters relating to pharmaceutical company operations and regulatory interactions.

Michael T Heffernan has served as a director since April 2012 and became Chairman of the Board of Directors effective October 2013. Mr. Heffernan has 26 years of experience in the pharmaceutical and related healthcare industries. He is currently Co-Founder, President, CEO of Collegium Pharmaceutical, Inc., a specialty pharmaceutical company focused on the development of pharmaceutical products for the treatment of chronic pain. He was also previously the founder, President and CEO of Onset Therapeutics, a dermatology-focused company that develops and commercializes products for the treatment of skin-related illnesses and was responsible for the spin-off of this business to create PreCision Dermatology. Mr. Heffernan has held prior positions as Co-Founder, President and CEO of Clinical Studies Ltd., a pharmaceutical contract research organization that he successfully sold, and as President and CEO of PhyMatrix, a public $400 million integrated healthcare services company where he was hired to restructure the company. Mr. Heffernan started his career at Eli Lilly and Company and served in numerous sales and marketing roles. He has also been a member of the Board of Directors, Advisor and Angel Investor in a number of healthcare companies. He is currently a member of the Board of Directors of Cornerstone Therapeutics (NASDAQ:CRTX), a specialty pharmaceutical company, and PreCision Dermatology. Mr. Heffernan earned his B.S. Degree in Pharmacy from the University of Connecticut and is a Registered Pharmacist. Mr. Heffernan’s pharmaceutical industry and business management knowledge and experience qualify him to serve as a director of the Company.

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Alan C. Shapiro, Ph.D. has served as director since 2005. He adds more than 30 years’ experience in corporate and international financial management to the Company. Dr. Shapiro is currently the Ivadelle and Theodore Johnson Professor of Banking and Finance Emeritus at the Marshall School of Business, University of Southern California, where he previously served as the Chairman of the Department of Finance and Business Economics, Marshall School of Business. Prior to joining the University of Southern California, Dr. Shapiro taught as an Assistant Professor at the University of Pennsylvania, Wharton School of Business, and has been a visiting professor at Yale University, UCLA, the Stockholm School of Economics, University of British Columbia, and the U.S. Naval Academy. Dr. Shapiro has published over 50 articles in such academic and professional journals as the Journal of Finance, Harvard Business Review, and the Journal of Business, among many others. He frequently serves as an expert witness in cases involving valuation, economic damages, international finance, takeovers, and transfer financing through Trident Consulting Group LLC. He received his B.A. in Mathematics from Rice University, and a Ph.D. in Economics from Carnegie Mellon University. Dr. Shapiro is a trustee of Pacific Corporate Group’s Private Equity Fund. Dr. Shapiro’s board experience on multiple public company boards, his recognized expertise as a highly sought after financial advisor and his career as a professor and Chair in the field of Finance and Administration qualifies him as a valued member of our board of directors.

Robert S. Langer, Sc.D. has served as a director since October 2011. Since 2005, he has been an Institute Professor (the highest honor that can be awarded to a faculty member). Dr. Langer has written approximately 1,230 articles and has over 1030 issued or pending patents. His many awards include the National Medal of Science, National Medal of Technology and Innovation, Charles Stark Draper Prize (considered the engineering Nobel Prize), Albany Medical Center Prize (largest US medical prize), Breakthrough Prize in Life Sciences, Wolf Prize in Chemistry and the Lemelson-MIT prize, for being “one of history’s most prolific inventors in medicine.” Langer is one of the very few individuals ever elected to the Institute of Medicine, the National Academy of Engineering, and the National Academy of Sciences. Dr. Langer previously served on the Board of Directors of Fibrocell Science, Inc. (NYSE: FCSC) and currently serves on the Board of Directors of Bind Therapeutics, Inc (NASDAQ: BIND). Dr. Langer’s medical and scientific knowledge and experience qualify him to serve as a director of the Company.

Zohar Loshitzer has served as a director since November 2011. He is currently the CEO of Presbia, Inc., a private company focused on the development of solutions for the common age-related loss of the ability to read or focus on near objects. Previously, Mr. Loshitzer served as a principal in Los Angeles-based private equity firm Orchard Capital and as the president, CEO and founder of Universal Telecom Services (UTS), which provides high-quality, competitively priced voice and data telecommunications solutions to emerging markets. Mr. Loshitzer oversaw the company’s operations and its critical relationships with key foreign entities, mainly in the Indochina region. He is one of the founders of J2 Global Communications (NASDAQ: JCOM), and a co-founder and former managing director of Life Alert Emergency Response, Inc. He currently serves as a managing director of Orchard Telecom, Inc., and currently serves as a board member of Environmental Solutions Worldwide Inc. (ESW). ESW is a publicly traded company (OTCBB: ESWW) and manufactures and markets a diverse line of proprietary catalytic emission conversion, control and support products and technologies for the International Transportation, Construction and Utility markets. He has previously served as a board member to MAI Systems Corporation, an AMEX-listed company. Earlier in his career, Mr. Loshitzer worked in the aerospace industry at the R&D lab of Precision Instruments, a division of IAI (Israel Aircraft Industries). Mr. Loshitzer holds a degree in Electrical & Electronic Engineering from Ort Syngalowski College in Israel. Mr. Loshitzer’s finance and business management knowledge and experience qualifies him to serve as a director of the Company.

Gregory D. Perry has served as a director since December 2011. He is currently the Chief Financial and Business Officer of Eleven Biotherapeutics Inc., a position he has held since December 2013. Prior to joining Eleven Biotherapeutics, Mr. Perry served as the interim chief financial officer of InVivo Therapeutics Holdings Corp., a drug delivery company, from September 2013 to December 2013. Prior to joining InVivo Therapeutics, Mr. Perry served as the executive vice president and chief financial officer of ImmunoGen, Inc., a biopharmaceutical company, from April 2011 to September 2013, and as the senior vice president and chief financial officer of ImmunoGen, Inc. from January 2009 to April 2011. Mr. Perry current serves on the Board of Directors of rEVO Biologics, Inc. Prior to Immunogen, Mr. Perry served as Chief Financial Officer (CFO) of Elixir Pharmaceuticals. He served as CFO of Domantis, Ltd. until its acquisition by GlaxoSmithKline in 2006, and as CFO of Transkaryotic Therapies, Inc. (TKT) until its acquisition by Shire plc in 2005. Before joining Transkaryotic Therapies in 2003, Mr. Perry served in financial management positions of increasing responsibility at PerkinElmer, Inc., Honeywell and GE’s European medical systems business unit. Mr. Perry holds a Bachelor of Arts degree in Economics and in Political Science from Amherst College. Mr. Perry’s pharmaceutical industry knowledge and experience qualifies him to serve as a director of the Company.

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Board of Directors Meetings and Attendance

We have no formal policy regarding director attendance at the annual meeting of stockholders. The Board of Directors held thirteen meetings in 2013, four in person and nine via telephone. All board members were present at all in-person meetings and two directors missed three of the meetings held by telephone.

Board Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The members of each committee are appointed by our Board of Directors, upon recommendation of the Nominating Committee, and serve one-year terms. Each of these committees operates under a charter that has been approved by the Board of Directors. The charter for each committee is available on our website. The Audit Committee met four times during 2013. The Compensation Committee met ten times during 2013. The Nominating Committee did not meet during 2013.

Audit Committee

The Audit Committee’s responsibilities include:

•	Monitoring the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

•	Monitoring the independence and performance of the Company’s internal and independent auditors;

•	Monitoring compliance by the Company with legal and regulatory requirements; and

•	Facilitating open communication among the Company’s independent auditors, internal auditors, employees, management, and the Board of Directors.

Mr. Perry, Dr. Shapiro, and Mr. Loshitzer serve on our Audit Committee. On November 4, 2013, Mr. Perry was elected to serve as chair of the Audit Committee; prior to that date in 2013, Dr. Shapiro had served as chair. The Board of Directors has determined that Mr. Perry qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and is independent according to the requirements of Rule 5605(a)(2) of the Nasdaq Marketplace Rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Compensation Committee

The Compensation Committee’s responsibilities include:

•	Reviewing and approving or recommending approval to the Board of Directors of the compensation of our executive officers;

•	Overseeing the evaluation of the performance of our senior executives;

•	Reviewing and making recommendations to the Board of Directors regarding incentive compensation and equity-based plans;

•	Administering our stock incentive plans; and

•	Reviewing and making recommendations to the Board of Directors regarding director compensation.

The members of the Compensation Committee are Dr. Shapiro, Mr. Perry, Mr. Loshitzer, and Mr. Heffernan. Dr. Shapiro serves as chair of the Compensation Committee.

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Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee’s responsibilities include:

•	Identifying individuals qualified to become board members;

•	Recommending to the Board of Directors the persons to be nominated for election as directors and to each of the board’s committees;

•	Reviewing and making recommendations to the Board of Directors with respect to senior management succession planning; and

•	Overseeing an annual evaluation of the Board of Directors.

The members of the Nominating and Corporate Governance Committee are Dr. Shapiro, Mr. Loshitzer, Mr. Heffernan, Mr. Perry, and Dr. Langer. On November 4, 2013, Mr. Loshitzer was elected to serve as chair of the Nominating and Corporate Governance Committee.

Director Candidates

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board of Directors.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee applies certain criteria, including:

•	The candidate’s honesty, integrity and commitment to high ethical standards;

•	Demonstrated financial and business expertise and experience;

•	Understanding of our company, its business and its industry;

•	Actual or potential conflicts of interest; and

•	The ability to act in the interests of all stockholders.

The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant breadth of experience, knowledge and abilities that will allow our Board to fulfill its responsibilities.

Under its charter, in seeking candidates for directors, the Nominating and Corporate Governance Committee may accept recommendations from stockholders. In considering stockholder recommendations for nominees, the Nominating and Corporate Governance Committee may request additional information concerning the nominee or the applicable stockholder or stockholders.  Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Advanced Cell Technology, Inc., 33 Locke Drive, Marlborough, Massachusetts 01752. Assuming that appropriate biographical and background material have been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. The foregoing applies only to recommendations. Actual nominations by stockholders or others, if and to the extent permitted, must be made in accordance with our by-laws and applicable state and federal laws.

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Communicating with the Directors

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The chair of the Audit Committee is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the chair of the Audit Committee considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors, c/o Corporate Secretary, Advanced Cell Technology, Inc., 33 Locke Drive, Marlborough, Massachusetts, 01752. You should indicate on your correspondence that you are an Advanced Cell Technology, Inc. stockholder.

Anyone may express concerns regarding questionable accounting or auditing matters or complaints regarding accounting, internal accounting controls or auditing matters to the Audit Committee by calling (508) 756-1212. Messages to the Audit Committee will be received by the chair of the Audit Committee and our Corporate Secretary. You may report your concern anonymously or confidentially.

Board Leadership Structure and Role in Risk Oversight

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, as of October 1, 2013, we determined that the roles should be separated. At that time, Michael Heffernan became the Chairman of the Board of Directors and our then-Chief Executive Officer and Chairman of the Board of Directors, Gary Rabin, became Chief Executive Officer and a member of the Board of Directors. Subsequently, on January 21, 2014, the Board and Mr. Rabin mutually agreed that he would cease serving in his roles as Chief Executive Officer and as a director of the Company, effective immediately. In July of 2014, the Board appointed Dr. Paul Wotton as our President and Chief Executive Officer, as well as a member of the Board of Directors.

Our Audit Committee is primarily responsible for overseeing our risk management processes on behalf of our board of directors. The Audit Committee receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board of Directors, which also considers our risk profile. The Audit Committee and the full Board of Directors focus on the most significant risks facing our company and our company’s general risk management strategy, and also ensure that risks undertaken by our Company are consistent with the Board of Directors’ appetite for risk. While the Board of Directors oversees our company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our board leadership structure supports this approach.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to our directors, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) as well as our employees. A copy of our code of business conduct and ethics is available on our website at www.advancedcell.com under “Investors—Corporate Governance.” We intend to post on our website all disclosures that are required by applicable law, the rules of the Securities and Exchange Commission or OTC Bulletin Board listing standards concerning any amendment to, or waiver from, our code of business conduct and ethics.

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Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors (including those of our subsidiaries) has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•	Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•	Been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

COMPENSATION OF DIRECTORS

Director Compensation Arrangements

Non-employee members of the Company’s Board of Directors receive: (1) an initial grant of 1,000 vested common shares, (2) an annual grant of 5,000 shares of Common Stock (10,000 for the Chairman), with 1,250 and 2,500 respectively vested shares issued quarterly, (3) an annual grant on the first business day of each fiscal year of a vested 10-year term nonstatutory stock option covering 5,000 shares (10,000 for the Chairman) with an exercise price equal to the fair market value of a common share on the date of grant, (4) an annual retainer of $40,000 ($80,000 for the Chairman) (payable quarterly) and (5) a cash payment for attendance at each board meeting in the amount of $2,000 for in-person meetings, $1,000 for telephonic meetings and $500 for monthly update telephone meetings. With respect to service on the Company’s Audit Committee, Compensation Committee or the Nominating and Corporate Governance Committee, the Chair receives a payment of $1,500 per meeting and the other members receive $1,000 per meeting. Directors who are also one of our employees, such as Dr. Wotton, do not and will not receive any compensation for their services as our directors while they are also serving as an employee. Directors have been and will continue to be reimbursed for travel and other expenses directly related to activities as directors. The foregoing compensation structure for the non-employee directors was established and approved by the Compensation Committee and unanimously ratified by the full Board of Directors in October 2012.

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The table below shows compensation paid to the non-employee directors in 2013, after accounting for the one-hundred-to-one reverse split of our common stock completed in August 2014.

	Fees Earned	Stock	Option
	or Paid in Cash	Awards	Awards	Total
Name	($)	($)(1)	($)(1)	($)
Alan C. Shapiro, Ph.D. (2)	–	161,900	26,858	188,758
Robert Langer, SC.D. (3)	141,500	35,150	26,858	203,508
Zohar Loshitzer (4)	72,500	35,150	26,858	134,508
Gregory D. Perry (5)	76,000	35,150	26,858	138,008
Michael T. Heffernan (6)	122,000	42,863	26,858	191,721

(1)	Represents the total grant date fair value, as determined under FASB ASC Topic 718, Stock Compensation, of all shares and stock options granted to the directors during fiscal 2013. Assumptions used to calculate the fair market value of a common share for these awards are included in Note 15, to our audited financial statements.

(2)	Dr. Shapiro received 23,290 shares at a share price of $6.95. Dr. Shapiro received 5,000 options on January 2, 2013 that vested immediately, with an exercise price and share price at date of grant of $5.79.

(3)	Dr. Langer received 5,000 shares at a share price of $7.03. Dr. Langer received 5,000 options on January 2, 2013 that vested immediately, with an exercise price and share price at date of grant of $5.79.

(4)	Mr. Loshitzer received 5,000 shares at a share price of $7.03. Mr. Loshitzer received 5,000 options on January 2, 2013 that vested immediately, with an exercise price and share price at date of grant of $5.79.

(5)	Mr. Perry received 5,000 shares at a share price of $7.03. Mr. Perry received 5,000 options on January 2, 2013 that vested immediately, with an exercise price and share price at date of grant of $5.79.

(6)	Mr. Heffernan received 6,250 shares at a price of $6.86. Mr. Heffernan also received 5,000 options on January 2, 2013 that vested immediately, with an exercise price and a share price at date of grant $5.79.

The table below shows the number of stock options held by each non-employee director as of September 1, 2014:

Stock
Name	Options
Alan C. Shapiro, Ph.D.	21,000
Robert Langer, SC.D.	36,250
Zohar Loshitzer	15,834
Gregory D. Perry	15,417
Michael T. Heffernan	19,871

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of our Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2013 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management. In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in 2013 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2013.

The Board of Directors has determined that Gregory Perry is an “audit committee financial expert” as defined in Item 401(e) of Regulation S-B. The Board of Directors has also determined that Mr. Perry meets the additional independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934.

Respectfully submitted by the Audit Committee,

Mr. Gregory D. Perry, Chairman

Dr. Alan C. Shapiro

Mr. Zohar Loshitzer

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

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INFORMATION ABOUT THE EXECUTIVE OFFICERS

The executive officers are elected annually by our Board of Directors and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers. All officers serve at the pleasure of the Board. The current executive officers of the Company are as follows:

Name	Age	Position
Paul K. Wotton, Ph.D.	54	President and Chief Executive Officer

Edward Myles	42	Chief Operating Officer and Chief Financial Officer

Robert P. Lanza M.D.	58	Chief Scientific Officer

Eddy Anglade, M.D.	51	Executive Vice President of Clinical Development

Paul K. Wotton, Ph.D. joined the Company as President and Chief Executive Officer in July 2014, and later that same month became a member of the Board of Directors. Dr. Wotton previously served as an executive of Antares Pharma, Inc. (NASDAQ: ATRS) from 2008 to June 2014, most recently in the role of President and Chief Executive Officer from 2008, and as a director of Antares Pharma from 2004 until June 2014. Dr. Wotton formerly served as President and CEO of Topigen Pharmaceuticals, Inc., a biotechnology company based in Montreal, Canada. Dr. Wotton possesses over twenty years of experience in the pharmaceutical industry. Prior to joining Topigen, he was Head of Global Business Development at SkyePharma. Dr. Wotton also previously served as Vice President of Corporate Development for Eurand and Vice President of Business Development for Penwest Pharmaceuticals Co. He earned a Bachelor’s Degree in Pharmacy from the University of London, an MBA from Kingston Business School and a Ph.D. in pharmaceutical science from the University of Nottingham.

Edward Myles joined the Company in June 2013, as the Company’s Chief Financial Officer and Executive Vice President of Corporate Development. Effective January 21, 2014, the Board of Directors appointed Mr. Myles to the additional role of Interim President, and in May 2014, the Board appointed Mr. Myles to the role of Chief Operating Officer and Chief Financial Officer. From November 2008 to June 2013, Mr. Myles was with PrimeraDx, Inc., a privately-held molecular diagnostics company, where he served as Chief Financial Officer and Vice President of Operations. At PrimeraDx, Mr. Myles helped to lead the company from the proof-of-concept stage to become a fully integrated commercial organization. Prior to joining PrimeraDx, Mr. Myles was the Chief Financial Officer and Senior Vice President of Finance at Pressure BioSciences, a Nasdaq-listed, life-science tools company. Earlier in his career, Mr. Myles held financial positions of increasing responsibility with EMD Pharmaceuticals (a subsidiary of Merck KGaA), SG Cowen Securities Corporation, Boston Biomedica and PriceWaterhouseCoopers. Mr. Myles received a master’s degree in business administration from Washington University in St. Louis and a bachelor’s degree in business administration from the University of Hartford. Mr. Myles became a CPA in 1996.

Robert P. Lanza, M.D. has been the Company’s Chief Scientific Officer since October 2007. Dr. Lanza has over 20 years of research and industrial experience in the areas of tissue engineering and transplantation medicine. Prior to his promotion to Chief Scientific Officer, Dr. Lanza served as the Company’s VP of Research & Scientific Development. Before joining the Company in 1999, from 1990 to 1998, Dr. Lanza was Director of Transplantation Biology at BioHybrid Technologies, Inc., where he oversaw that company’s xenotransplantation and bioartificial pancreas programs. He has edited or authored sixteen books, including Principles of Tissue Engineering (4th ed. co-edited with R. Langer and J. Vacante), Yearbook of Cell and Tissue Transplantation, One World The Health & Survival of the Human Species in the Twenty-First Century, and Xeno: The Promise of Transplanting Animal Organs into Humans (co-authored with D.K.C. Cooper). Dr. Lanza received his B.A. and M.D. Degrees from the University of Pennsylvania, where he was both a University Scholar and Benjamin Franklin Scholar.

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Eddy Anglade joined the Company in January 2014, as our Executive Vice President of Clinical Development. Dr. Anglade co-founded Lux Pharmaceuticals in 2006, serving as its Chief Medical Officer, where he guided the development of orphan designated and fast-track products as well as early phase development of a novel therapeutic agent for dry eye disease until July 2013. Previously he was Vice President of Clinical Development at Enzon Pharmaceuticals, where he oversaw all clinical development activities and was a member of the research and development leadership team, and designed the industry’s first multi-center, randomized, placebo-controlled and blinded study of an agent for the prevention of rejection in lung transplantation. He has also served as a medical director for Hoffman-La Roche Inc. where he developed and implemented clinical strategies for their CellCept® and Cytovene® drugs and served as the medical monitor for Zenapax® in cardiac transplantation. Dr. Anglade holds an M.D. from Yale University. He completed his residency in ophthalmology at Massachusetts Eye and Ear Infirmary/Harvard Medical School, and received additional training in ocular immunology at the National Eye Institute/National Institutes of Health.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our executive officers (including those of our subsidiaries) has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•	Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•	Been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any executive of the Company is a party adverse to the Company or has a material interest adverse to the Company.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This section describes the compensation program for the following executive officers, each of which are considered our “Named Executive Officers” for fiscal year 2013 under applicable SEC rules: Gary Rabin (Chief Executive Officer through January 21, 2014), Robert P. Lanza, M.D. (Chief Scientific Officer) and Edward Myles (former Chief Financial Officer and Executive Vice President of Corporate Development, current Chief Financial Officer and Chief Operating Officer). In particular, this section focuses on our 2013 compensation program and related compensation decisions.

The Board of Directors has established a Compensation Committee, which are independent non-employee directors, which approves all compensation and awards to executive management. The members of the Compensation Committee have extensive executive level experience in other companies and bring a perspective of reasonableness to compensation matters with our Company. In addition, the Compensation Committee compares executive compensation practices of similar companies at similar stages of development.

The objectives of our compensation program are as follows:

•	Reward performance that drives substantial increases in shareholder value, as evidenced through both future operating profits and increased market price of our common shares; and

•	Attract, hire and retain well-qualified executives.

The compensation level of our Named Executive Officers generally reflects their unique position and incentive to positively affect our future operating performance and shareholder value. Part of the compensation of our Named Executive Officers is from equity compensation, primarily through stock option grants or restricted stock awards.

Specific salary and bonus levels, as well as the amount and timing of equity incentive grants, are determined on an individual-case basis, taking into consideration each Named Executive Officer’s unique talents and experience as they relate to our needs. With respect to equity compensation, the Compensation Committee approves all option grants, generally based on the recommendation of the chief executive officer. Executive compensation is paid or granted pursuant to each Named Executive Officer’s compensation agreement. Compensation adjustments are made occasionally based on changes in a Named Executive Officer’s level of responsibility or on changed local and specific executive employment market conditions. Based on these factors, the Compensation Committee approved the execution of employment agreements with the Company’s only two executive officers.

Compensation Consultant

In July 2013, the Compensation Committee retained Radford (an Aon Hewitt company), as an independent compensation consultant to provide executive compensation advice. Radford reports directly to the Compensation Committee.

Radford was hired to perform the following services:

•	Assist in developing a peer group to be used to assess executive compensation;
•	Assess the executive compensation program and develop recommendations covering salary, incentives and equity compensation; and
•	Review peer group short-term incentive design practices and assist in developing structure of short-term incentive program for the Compensation Committee.

Radford prepared analyses for the Compensation Committee based on its review of market data it believed to be relevant, including compensation levels at, and financial performance of, the peer group of companies identified below. Radford also met with the Compensation Committee and with management to solicit input on job scope, performance, retention issues and other factors it views as relevant. Radford then prepared a report and presented it to the Compensation Committee with recommendations as to the compensation of the Named Executive Officers.

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Based on its analysis of peer group compensation and practices, Radford recommended, and the Compensation Committee approved, that 2013 base salaries of Mr. Rabin and Dr. Lanza increase by 5% from 2012, which represented the required increase per their respective employment agreements, which were in place at that time.

Radford does not provide any executive compensation consulting services other than those requested by the Compensation Committee and which are related to Radford’s engagement by the Compensation Committee. Radford does not perform any services directly for management or any other services for the Company and receives no compensation from the Company other than for its work in advising the Compensation Committee.

Given the foregoing, along with (i) the absence of any business or personal relationship between Radford and any member of the Compensation Committee or any of our executive officers, (ii) the fact that Radford does not trade in the Company’s stock, (iii) the fact that Radford has an independence policy that is reviewed annually by its governing body, and (iv) the fact that Radford proactively notifies the Compensation Committee of any potential or perceived conflicts of interest, the Compensation Committee has concluded that Radford’s work does not raise any conflict of interest.

Peer Group

In August 2013, Radford recommended (and the Compensation Committee approved) using the following publicly-traded, U.S.-based companies in the stem cell/biotechnology sector for purposes of assessing the compensation of the Named Executive Officers. The following companies were selected primarily because they generally had fewer than 100 employees and because their market capitalization was less than $300 million. Additionally, with respect to assessing the compensation for the Chief Scientific Officer, Radford supplemented the below peer group information with data from Radford’s 2013 Global Life Sciences Survey utilizing publicly traded  pre-commercial biotechnology companies with under 100 employees.

•	Aastrom Biosciences	•	GTx
•	Amicus Therapeutics	•	International Stem Cell
•	A.P. Pharma	•	Newlink Genetics
•	Athersys	•	OncoGenex Pharmaceuticals
•	BiotimeMarket	•	Osiris Therapeutics
•	Celldex Therapeutics	•	Repligen
•	Celsion	•	StemCells
•	Geron	•	Sunesis Pharmaceuticals

2013 Cash Bonus Incentive

After considering Radford’s report and recommendations, and based on discussions with both Radford and Mr. Rabin, the Compensation Committee established a 2013 cash bonus incentive arrangement for the Named Executive Officers.  The target bonus opportunity was 60% of annual base salary for Mr. Rabin, 40% of annual base salary for Dr. Lanza and 35% of annual base salary for Mr. Myles.   The actual amount of any bonus that was earned could be more or less than the target amount based on the Compensation Committee’s determination as to the degree of achievement of the specified performance goals.

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The 2013 bonus arrangement utilized a performance matrix for the Named Executive Officers. The performance matrix included a number of detailed objectives which were categorized across all components of the Company. The major initiatives which make up the performance matrix are listed below:

•	Upgrading the Company’s management team and facilities, including completing key hires (CFO and EVP Clinical).

•	Advancing research and development activities in key development programs, such as Retinal Pigment Epithelium (RPE) programs, platelets and Mesenchymal Stem Cell Programs.

•	Advance RPE commercial formulation and process, complete cGMP process for platelets and MSC’s.

•	Complete phase 1 and modified clinical protocols and other major clinical development milestones.

•	Intellectual property position improvements, including establishing positions in new clinical, and pre-clinical programs.

•	Secure non-dilutive funding and identify key partnership opportunities.

•	General corporate development, including the resolution of outstanding legal issues, examination of potential listing on a national securities exchange and improvement of the internal accounting and budgeting function.

The progress against each of these major initiatives was evaluated and graded by the Compensation Committee in early 2014. This evaluation process included discussions with management.

The Compensation Committee believed that the above objectives were appropriate uses of company resources in that, at the time of their development, it was believed that achievement of these objectives were viewed to be value-creating for the Company. Furthermore, the Compensation Committee believes the objectives were sufficiently challenging and difficult to achieve, so as to drive management to optimize its efforts to achieve these objectives.

In February 2014, the Compensation Committee unanimously concluded that on an overall basis the target corporate performance objectives were achieved to a level of 52.1% and that Dr. Lanza and Mr. Myles would therefore each receive a cash bonus in an amount equal to 52.1% of their respective target bonus amounts for fiscal 2013. The Compensation Committee further determined that based on individual qualitative performance criteria, Mr. Myles’ bonus would be increased to 100% of his target bonus for fiscal 2013.

Compensation Committee Report*

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K of the Securities Act with management. Based upon that review and analysis, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” section be included in this Proxy Statement.

Submitted by the Compensation Committee:

Alan C. Shapiro, Chairman

Gregory D. Perry

Zohar Loshitzer

Michael T. Heffernan

________________________

* The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference into any of our filings under the Securities Act or the Exchange Act whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

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Risk Management Considerations

In response to the ongoing global economic recession, in 2013, the Compensation Committee considered the incentives under our executive compensation program and whether they introduced or encouraged excessive risk taking or other behaviors by our executives that could have a negative impact on our business. The Compensation Committee determined that our executive compensation program provides an appropriate balance of incentives and that it does not encourage our executives to take excessive risks or otherwise create risks that are reasonably likely to have a material adverse effect on us.

Summary Compensation Table

The following table summarizes the compensation paid to our Named Executive Officers for the fiscal year ending December 31, 2013, 2012, and 2011.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Gary Rabin (2)	2013	551,250	–	–	–	–	–	551,250
	2012	525,000	–	–	–	315,000	–	840,000
	2011	490,000	649,359	2,550,000	3,457,543	–	–	7,146,902

Robert P. Lanza, M.D.,	2013	485,100	101,095	79,714	69,860	–	–	735,769
	2012	462,000	–	–		138,600	–	600,600
	2011	407,500	255,000	1,703,931	2,502,971	–	–	4,869,402

Edward Myles (3)	2013	175,154	135,500	–	1,046,834	–	–	1,357,488

____________

(1)	Represents the total grant date fair value, as determined under FASB ASC Topic 718, Stock Compensation, of all shares and stock options granted to the Named Executive Officers during fiscal 2013. Please see the assumptions relating to the valuation of our stock and stock option awards which are contained in Note 15 to the audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.
(2)	On January 21, 2014, the Board and Mr. Rabin mutually agreed that he would cease serving in his roles as Chief Executive Officer and as a director of the Company, effective immediately. In addition to serving as Chief Executive Officer during fiscal year 2013, Mr. Rabin served as Principal Financial Officer through May 2013 and as Chairman of our Board of Directors through September 2013.
(3)	Mr. Myles joined the Company on June 12, 2013; his 2013 annual base salary was $330,000. The bonus amount for Mr. Myles includes a sign-on bonus of $20,000, which was paid within 10 days of his execution of his employment agreement.

Employment Agreements

All equity grants described in this section have been adjusted to account for the one-hundred-to-one reverse split of our common stock completed in August 2014.

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Employment Agreement with Gary Rabin

Effective July 1, 2011, the Company entered into an amended and restated employment agreement with Gary H. Rabin (the “Rabin Agreement”). Pursuant to the Rabin Agreement, the parties agreed as follows:

•	Mr. Rabin would serve as the Company’s chief executive officer and chief financial officer for a term commencing on July 1, 2011 until December 31, 2013 (subject to earlier termination as provided therein).
•	The Company would pay Mr. Rabin a base salary of $500,000 per year, through December 31, 2011, which amount shall increase at the end of each full year of the Rabin Agreement, by an amount determined by the Board of Directors, but by not less than 5% per year.
•	The Company agreed to pay Mr. Rabin a retention bonus of $41,667 within 10 days of execution of the Rabin Agreement. The retention bonus was paid on August 5, 2011.
•	The Company would pay Mr. Rabin a performance bonus in amount (not less than $100,000 per year) to be determined by the Compensation Committee of the Board of Directors.
•	The Company agreed to issue to Mr. Rabin, upon execution of the Rabin Agreement, (i) 100,000 shares of restricted common stock, (ii) an option to purchase 100,0000 shares of common stock with an exercise price equal to fair market value on the date of grant, (iii) an option to purchase 50,000 shares of common stock with an exercise price of $30.00, and (iv) an option to purchase 50,000 shares of common stock with an exercise price of $45.00. The options would vest, and the shares would no longer be subject to the Company’s right to repurchase for aggregate consideration of $100.00, in equal installments on the last day of each calendar quarter commencing on July 1, 2011 and ending on December 31, 2013.

If Mr. Rabin’s employment under the Rabin Agreement were to be terminated by the Company without cause (as defined therein), or if Mr. Rabin resigns for good reason (as defined therein), the Company would pay Mr. Rabin (in addition to unpaid base salary, performance bonus and incentive bonus to the date of termination), a lump sum equal to the aggregate installments of base salary in effect on the date of termination and otherwise payable in respect of the period commencing on the date immediately subsequent to the date of termination and ending on the earlier to occur of the first anniversary of such date and December 31, 2013; provided, that, Mr. Rabin execute a standard general release within 60 days of termination.

Cause is defined under the Rabin Agreement as:

(1)	an act or acts of fraud or dishonesty undertaken by Mr. Rabin during the course of his employment;
(2)	misconduct by Mr. Rabin that is willful or deliberate on Mr. Rabin’s part and that, in either event, is materially injurious to Company, monetarily or otherwise;
(3)	the indictment, formal charge, conviction of Mr. Rabin of, or Mr. Rabin entering of a plea of nolo contendere to, a misdemeanor involving fraud, theft, dishonesty or moral turpitude or a felony, or Mr. Rabin’s debarment by the U.S. Food and Drug Administration from working in or providing services to any pharmaceutical or biotechnology company;
(4)	the material breach of any terms and conditions of the Rabin Agreement by Mr. Rabin, which failure or breach has not been cured by Mr. Rabin within 30 days after written notice thereof to Mr. Rabin from Company; or
(5)	Mr. Rabin’s failure to perform his duties or follow the lawful directions of the Board, which failure has not been cured by Mr. Rabin within 30 days after written notice thereof to Mr. Rabin from the Company.

Good Reason is defined in the Rabin Agreement as:

(1)	any removal of Mr. Rabin from, or any failure to nominate or re-elect Mr. Rabin to, his current office and/or as the Chairman of the Board, except in connection with the termination of Mr. Rabin’s employment for death, disability or Cause;
(2)	the failure of Company to obtain the assumption of the Rabin Agreement by any successor to the Company;

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(3) in the event of a Change in Control (as defined in the Rabin Agreement):

(a) any reduction in Mr. Rabin’s then-current base salary or any material reduction in Mr. Rabin’s comprehensive benefit package (other than changes, if any, required by group insurance carriers applicable to all persons covered under such plans or changes required under applicable law), without Mr. Rabin’s prior written consent;

(b) the assignment to Mr. Rabin of duties that represent or constitute a material adverse change in Mr. Rabin’s position, duties, responsibilities and status with Company immediately prior to a Change in Control, without Mr. Rabin’s prior written consent; or

(c) a material adverse change in Mr. Rabin’s reporting responsibilities, titles, offices, or any removal of Mr. Rabin from, or any failure to re-elect Mr. Rabin to, any of such positions; except in connection with the termination of Mr. Rabin’s employment for Cause, upon the disability or death of Mr. Rabin, or upon the voluntary termination by Mr. Rabin;

(d) the relocation of Mr. Rabin’s place of employment from the location at which Mr. Rabin was principally employed immediately prior to the date of the Change in Control to a location more than 50 miles from such location, without Mr. Rabin’s prior written consent; or

(e) the failure of any successor to Company to assume and agree to perform Company’s obligations under the Rabin Agreement; and

(4) the material breach of any terms and conditions of the Rabin Agreement by the Company.

A Change in Control in the Rabin Agreement has the same meaning as a Change in Control under the 2005 Stock Incentive Plan, as may be amended, which is defined as (1) a sale of all or substantially all of the Company’s assets; (2) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction; or (3) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

On January 21, 2014, the Board and Mr. Rabin mutually agreed that he would cease serving in his roles as Chief Executive Officer and as a director of the Company, effective immediately.

Employment Agreement with Robert P. Lanza, M.D. and Related Renewal

Effective July 1, 2011, the Company entered into an amended and restated employment agreement with Robert Lanza (the “Lanza Agreement”). The term of the employment agreement ran through September 31, 2013, at which time the term could be extended or renewed by mutual agreement of the parties in a writing signed by the Company and Dr. Lanza.

Pursuant to the Lanza Agreement, the parties agreed as follows:

•	Dr. Lanza will continue serve as the Company’s chief scientific officer for a term commencing on July 1, 2011 until September 30, 2013 (subject to earlier termination as provided therein, and extension by mutual written agreement).
•	The Company will pay Dr. Lanza a base salary of $440,000 per year, which amount shall increase at the end of each year of the Lanza Agreement, by an amount determined by the Board, but by not less than 5% per year. The Company may also pay Dr. Lanza annual bonuses in the Company’s sole discretion.
•	The Company agreed to issue to Dr. Lanza, upon execution of the Lanza Agreement, (i) 150,000 shares of restricted Common Stock (of which 60,000 shares will vest on the date of grant, with the balance of 90,000 shares vesting in equal installments on the last day of each month commencing on January 31, 2012 and ending on September 30, 2013), (ii) an option to purchase 150,000 shares of Common Stock with an exercise price equal to the closing price on the date of execution (of which 60,000 options will vest on the date of grant, with the balance of 90,000 options vesting in equal installments on the last day of each month commencing on January 31, 2012 and ending on September 30, 2013).
•	If Dr. Lanza’s employment under the Lanza Agreement were to be terminated by the Company without Cause (as defined in the Lanza Agreement), or if Dr. Lanza resigns for Good Reason (as defined in the Lanza Agreement) the Company will pay Dr. Lanza severance equal to one year base salary.

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Cause is defined in the Lanza Agreement as

(1) Dr. Lanza being convicted of or pleading guilty (or no contest) to a felony or fraud, or Dr. Lanza’s violation of any criminal or civil law relating to, or that materially impacts, Dr. Lanza’s performance of his duties;

(2) Dr. Lanza’s debarment, if caused by his own actions, by the United States Food and Drug Administration from working in or providing services to any pharmaceutical or biotechnology company;

(3) Dr. Lanza’s material breach of the Lanza Agreement or the material failure of Dr. Lanza to properly perform Dr. Lanza’s job responsibilities, but only if Dr. Lanza did not correct (if reasonably capable of correction) such breach or failure within 30 days of written notification to Dr. Lanza by the Company of such breach or failure; or

(4) commission of any act of gross fraud or misconduct with respect to the Company.

Good Reason is defined in the Lanza Agreement as

(1) the termination of Dr. Lanza’s employment by Dr. Lanza because of a material diminution in the duties of Dr. Lanza at the direction of the Company after written notice from Dr. Lanza to the Company of the specific duties and material changes in Dr. Lanza’s duties to which he objects, the reasons for his objections, and his intent to terminate his employment because of such material changes, said written notice to be served on the Company by Dr. Lanza within ninety (90) days of Dr. Lanza’s knowledge of such alleged material changes, and the Company’s failure to modify within thirty (30) days of the written notice the duties to Dr. Lanza conform to those duties currently in existence for the previous 90 days;

(2) the termination of Dr. Lanza’s employment by Dr. Lanza because of a material breach of the Lanza Agreement by the Company after written notice from Dr. Lanza to the Company of the specific material breach asserted by Dr. Lanza, said written notice to be served on the Company by Dr. Lanza within ninety (90) days of Dr. Lanza’s knowledge of such alleged material breach, and the Company’s failure to cure such breach within thirty (30) days of the written notice; or

(3) the termination of Dr. Lanza’s employment by Dr. Lanza because of the relocation by Company by more than fifty (50) miles of Dr. Lanza’s place of employment without his consent, provided that Dr. Lanza provides written notice to Company of the intention to terminate employment as the result of such relocation within thirty (30) days following the date on which Dr. Lanza is given notice of the proposed relocation and the Company fails to remedy the situation within thirty (30) days of the written notice from Dr. Lanza (it being understood that Dr. Lanza will not be required to relocate temporarily in order to exercise this right). The sale of the Company or any other change in control of the Company shall not, in and of itself, constitute a material diminution in duties of the Dr. Lanza under (1) above.

Change in Control under the Lanza Agreement has the same meaning as a Change in Control under the 2005 Stock Incentive Plan, as may be amended, which is defined as (1) a sale of all or substantially all of the Company’s assets, or (2) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, or (3) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

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On November 8, 2013, with an effective date of October 1, 2013, the parties mutually agreed to renew the term of the Lanza Agreement until December 31, 2013 with the following supplemental terms:

1.	Pursuant to Section 4.4 of the Lanza Agreement, Dr. Lanza may receive additional future grants of options to acquire stock during the term if determined by the Chief Executive Officer and approved by the Board, each in their respective sole and absolute discretion. In accordance with this provision, the Company granted to Dr. Lanza:

a.	12,858 shares of restricted common stock of Company under the Company’s 2005 Stock Incentive Plan, subject to the terms and conditions of the Company’s standard award documentation. Such shares were subject to vesting in three equal installments. The first installment vested on the date of grant, the second installment vested on November 30, 2013 and the third installment vested on December 31, 2013, provided that Dr. Lanza was employed by the Company on each vesting date; and

b.	Options to purchase 12,858 shares of common stock of the Company with an exercise price equal to the per-share price of the Company’s common stock as of the close of trading on the date of grant, subject to the terms and conditions of Company’s standard award documentation. Such options were subject to vesting in three equal installments. The first installment vested on the date of grant, the second installment vested on November 30, 2013 and the third installment vested on December 31, 2013.

c.	Pursuant to Section 4.2 of the Lanza Agreement, the Company may, in its sole discretion, award bonuses during the term based upon the Dr. Lanza’s performance as determined unilaterally by the Company. Any such bonuses will be paid by Company no later than 75 days after the end of Company’s fiscal year with respect to which such bonus was determined. For fiscal year 2013, the Company targeted the bonus of up to 40% of Dr. Lanza’s annual salary rate.

Employment Agreement with Edward Myles

Effective May 20, 2013, the Company entered into an executive employment agreement with Edward Myles (the “Myles Agreement”). Pursuant to the Myles Agreement, the parties agreed as follows:

•	Mr. Myles would serve as the Company’s chief financial officer and executive vice president of corporate development for a term commencing on June 12, 2013 and ending on December 31, 2015 (subject to earlier termination as provided therein, and extension by mutual written agreement).
•	The Company would pay Mr. Myles a base salary of $330,000 per year, which amount shall increase at the end of each year of the Myles Agreement, by an amount determined by the board, but by not less than 3% per year. The Company also paid Mr. Myles a $20,000 signing bonus and will pay annual bonuses at Company’s sole discretion, with an annual target bonus set at 35% of base salary.
•	The Company agreed to issue to Mr. Myles, upon execution of the Myles Agreement, (i) an option to purchase 140,000 shares of common stock with an exercise price equal to the closing price per share of common stock on the grant date as determined pursuant to the Stock Option Plan. Vesting of the stock options would occur as follows: 46,667 of the shares vest on December 31, 2013, and 23,334 vest on each of June 30, 2014, December 31, 2014 and June 30, 2015 and 23,331 shall vest on December 31, 2015.
•	If Mr. Myles’ employment under the Myles Agreement were to be terminated by the Company without Cause (as defined in the Myles Agreement), or if Mr. Myles resigns for Good Reason (as defined in the Myles Agreement the Company will pay Mr. Myles severance equal to one year base salary and a lump-sum payment equal to 35% of the base salary in effect on the date of termination.

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In May 2014, the Board of Directors promoted Mr. Myles to the role of Chief Operating Officer and Chief Financial Officer.

Cause is defined in the Myles Agreement as the following:

(1)	material act or acts of fraud or dishonesty undertaken by Mr. Myles during the course of his employment;

(2)	misconduct by Mr. Myles that is willful or deliberate on Mr. Myles part and that, in either event, is materially injurious to Company, monetarily or otherwise;

(3)	the indictment, formal charge, conviction of Mr. Myles of, or Mr. Myles entering of a plea of nolo contendere to, a misdemeanor involving fraud, theft, dishonesty or moral turpitude or a felony, or Mr. Myles’ debarment by the U.S. Food and Drug Administration from working in or providing services to any pharmaceutical or biotechnology company;

(4)	a material breach of any terms and conditions of this Agreement by Mr. Myles and such breach has not been cured by Mr. Myles within thirty (30) days after written notice thereof to Mr. Myles from Company;

(5)	Mr. Myles’ material failure to perform his duties or follow the lawful directions of the Board and such failure has not been cured by Mr. Myles within thirty (30) days after written notice thereof to Mr. Myles from Company; or

(6)	a material breach of any of the Company’s written policies that have been provided to Mr. Myles and such breach has not been cured by Mr. Myles within thirty (30) days after written notice thereof to Mr. Myles from Company.

In the event of termination for Cause, without limiting any of the Company’s rights or remedies in law and/or equity, Mr. Myles will only be entitled to receive within sixty (60) days after the date of the termination of Mr. Myles’ employment, the amount of the Accrued Obligations. Mr. Myles will not be entitled to any other salary, benefits, bonuses or other compensation after such date.

Good Reason is defined in the Myles Agreement as the following:

(1)	Any material diminution in Mr. Myles’ Base Salary (unless such diminution is consistent with the same percentage level of Base Salary reduction applicable to other senior executives);
(2)	A material diminution in Mr. Myles’ authority, duties, or responsibilities;
(3)	A material change in the geographic location at which Mr. Myles must perform his services to the Company (i.e., such geographic location is beyond a fifty (50) mile radius from the geographic location at which Mr. Myles performs his services to the Company as of the Commencement Date);
(4)	A material breach by the Company of this Agreement; or
(5)	in the event of a Change in Control, in addition to clauses (i) – (iv) above:
a.     A material diminution in Mr. Myles’ authority, duties, or responsibilities; or
b. A material change to the reporting structure set forth in the agreement.

Mr. Myles shall provide the Company written notice of any claimed event of Good Reason within thirty (30) days of the date such Good Reason event set forth above first occurred without Mr. Myles’ consent. A termination of Mr. Myles for Good Reason will only be effective if the Company does not cure or attempt to cure such claimed event of Good Reason within thirty (30) days of receipt of written notice from Mr. Myles (such notice shall describe in detail the basis and underlying facts supporting Mr. Myles belief that a Good Reason event has occurred). The Company shall notify Mr. Myles in writing of the timely cure of any claimed event of Good Reason and the manner in which such cure was effected, and upon receipt of written notice from Mr. Myles of his concurrence that a cure has been effectuated, any notice delivered by Mr. Myles based on such claimed Good Reason shall be deemed withdrawn and shall not be effective to terminate this Agreement.

Change in Control has the same definition under the Myles Agreement as it has under the Lanza Agreement.

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2005 Stock Incentive Plan

The Company currently maintains the stockholder-approved 2005 Stock Incentive Plan pursuant to which equity-based compensation awards can be awarded to the Named Executive Officers and other service providers. The 2005 Stock Incentive Plan is scheduled to terminate in January 2015. The 2005 Stock Incentive Plan is administered by the Compensation Committee of our Board of Directors. Any of our employees, directors, non-employee directors and consultants, as determined by the compensation committee, could have been selected to participate in the 2005 Stock Incentive Plan. We awarded these individuals with one or more of the stock options, stock purchase rights, restricted shares and/or other equity based awards.

The maximum aggregate number of common shares under the 2005 Stock Incentive Plan as of August 2014 was 90,000, plus an annual increase on the first day of each of the Company’s fiscal years beginning in 2006 equal to 5% of the common shares outstanding on the last day of the immediately preceding fiscal year. As of September 8, 2014, 3,638,270 shares remain available for issuance under the 2005 Stock Incentive Plan and there were 1,851,038 shares subject to outstanding stock options and unvested shares granted under the 2005 Stock Incentive Plan, after accounting for the one-hundred-to-one reverse split of our common stock completed in August 2014.

This Proxy Statement contains a proposal regarding the approval of the 2014 Stock Option and Incentive Plan. See Proposal 4 below for more information.

Grants of Plan-Based Awards

									All other
								All other	option		Grant
								stock	awards:		date fair
		Estimated future payouts			Estimated future			awards	Number	Exercise	value of
		under non-			payouts under			Number	of	or base	stock and
		equity			equity			of shares	securities	price of	option
	Date	incentive plan awards			incentive plan awards			of stock	underlying	option	Grant
Name and	of	Threshold	Target	Maximum	Threshold	Target	Maximum	or units	options	awards	awards
Principal Position	Grant	($)	($)	($)	($)	($)	($)			($/Sh)	($)(4)

Gary Rabin(1)(2)(3)		100,000(2)	330,750	413,438
Chief Executive Officer and Member of Board of Directors		–	–	1,000,000(3)

Robert P. Lanza, M.D.(1)		72,765	194,040	–
Chief Scientific Officer

Stock Option Award	11/8/2013								12,858	6.20	69,860
Restricted Stock Award	11/8/2013							12,858			79,714

Edward Myles(1)		57,750	115,500	–
Interim President, Chief Financial Officer and Executive Vice President of Corporate Development

Stock Option Award	6/27/2013								140,000	7.78	1,046,834

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____________

(1)	Each Named Executive Officer was eligible to earn a fiscal 2013 performance-based bonus pursuant to his employment agreement as discussed above under “Employment Agreements.” The 2013 bonus program is described above under “2013 Cash Bonus Incentive” and the amounts paid are also shown above in the Summary Compensation Table. The targets were based on a percentage of annual base salary and this was 60% for Mr. Rabin, 40% of salary for Dr. Lanza and 35% for Mr. Myles. The actual bonus could be more or less than the target based on a threshold achievement level of at least 50%. For Mr. Rabin the maximum bonus could not exceed 125% of the target.
(2)	In accordance with Mr. Rabin’s employment agreement, he is normally entitled to no less than $100,000 per year for any performance-based bonus, however he did not renew his agreement which expired December 31, 2013 and left the Company in January 2014.
(3)	Pursuant to Mr. Rabin’s employment agreement, Mr. Rabin was also eligible to earn a fiscal 2013 incentive-based bonus based on the trading price of the Company’s common stock as discussed above under “Employment Agreements.” The maximum amount Mr. Rabin was eligible to receive was $1,000,000.
(4)	Represents the total grant date for value, as determined under FASB ASC 718, Stock Compensation. Please see the assumptions relating to the valuation of our stock and stock option awards, which are contained in Note 15 to the audited financial statements included in this Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Outstanding Equity Awards at December 31, 2013

The following table shows the number of shares of common stock covered by stock options and also unvested stock held by the Named Executive Officers as of December 31, 2013, after accounting for the one-hundred-to-one reverse split of our common stock completed in August 2014.

Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date ($)	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested $

Gary Rabin,	50,000	(1)		14.00	12/29/2020
Chief Executive Officer and	100,000	(2)		18.50	7/1/2021
Member of Board of Directors	50,000	(2)		30.00	7/1/2021
	50,000	(2)		45.00	7/1/2021

Robert P. Lanza, M.D.,	5,000	(3)		85.00	1/31/2015
Chief Scientific Officer	2,500	(4)		220.00	9/15/2015
	40,000	(5)		21.00	2/7/2018
	53,500	(6)		9.80	11/13/2019
	17,834	(7)		19.50	1/10/2021
	150,000	(8)		15.70	8/8/2021
	12,858	(9)		6.20	11/7/2023

Edward Myles	46,667	(10)	93,333	7.78	6/26/2023	93,333	0
Chief Financial Officer and Executive Vice President of Corporate Development

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____________

(1)	These options held by Mr. Rabin vested in full as of July 1, 2011.
(2)	These options held by Mr. Rabin vested in equal installments on the last day of each calendar quarter commencing on July 1, 2011 and ending December 31, 2013.
(3)	These options held by Dr. Lanza vested in full as of January 31, 2009.
(4)	These options held by Dr. Lanza vested in full as of December 31, 2006.
(5)	These options held by Dr. Lanza vested in full as of February 7, 2010.
(6)	These options held by Dr. Lanza vested in full as of November 13, 2010.
(7)	These options held by Dr. Lanza originally vested evenly over three years but vesting was accelerated when Dr. Lanza signed a new employment agreement in 2011. Under the new vesting schedule, the options became fully vested on March 31, 2012.
(8)	These options held by Dr. Lanza vested as follows: 60,000 vested immediately on grant with the remaining 90,000 vesting in 21 equal installments on the last day of each month beginning on January 31, 2012 and ending on September 30, 2013.
(9)	These options held by Dr. Lanza vested as follows: 4,286 on November 8, 2013 and November 30, 2013 and on December 31, 2013.
(10)	These options held by Mr. Myles vest 46,667 on December 31, 2013, 23,333 on June 30, 2014, December 31, 2014 and June 30, 2015 and 23,334 on December 31, 2015.

Option Exercises and Stock Vested—Fiscal Year 2013

With respect to the Named Executive Officers during the fiscal year ended December 31, 2013, there were no exercises of stock options and the table below indicates the fair value of the restricted stock at the vesting dates during the period, after accounting for the one-hundred-to-one reverse split of our common stock completed in August 2014:

	Stock Awards
	Number of	Value realized
	shares acquired	on vesting
Name	on vesting	($)
Gary Rabin	40,000	$281,200
Robert Lanza	51,429	$361,757

Pension Benefits

We do not have any plan which provides for payments or other benefits at, following, or in connection with retirement.

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Non-qualified Deferred Compensation

We do not have any defined contribution or other plan which provides for the deferral of compensation on a basis that is not tax-qualified.

Payments Made Upon Involuntary Termination by the Company Without Cause or For Good Reason by Executive, or Company Change in Control Transaction

This section provides estimates for compensation payable to each Named Executive Officer under hypothetical termination of employment and change in control scenarios under our compensatory arrangements with the Named Executive Officers (other than nondiscriminatory arrangements generally available to salaried employees). The amounts shown below are estimates and assume the hypothetical involuntary termination or change in control occurred on December 31, 2013, the last day of fiscal 2013, applying the provisions of the employment agreements that were in effect as of such date. Due to the number of factors and assumptions that can affect the nature and amount of any benefits provided upon the events discussed below, any amounts paid or distributed upon an actual event may differ.

Pursuant to the terms of the Rabin Agreement, if Mr. Rabin had been terminated without Cause or had resigned for Good Reason on December 31, 2013, subject to Mr. Rabin executing a general release of claims against the Company, Mr. Rabin would have been entitled to: (i) within 60 days of December 31, 2013, a lump sum payment of $551,250 (equal to his annual base salary then in effect), and (ii) reimbursement to Mr. Rabin on a month-to-month basis of an amount equivalent to Mr. Rabin’s and Mr. Rabin’s spouse and dependent’s COBRA payments for up to 18 months following the date of termination if Mr. Rabin were to properly elective COBRA coverage, or for the maximum COBRA term allowable by then applicable law for coverage of Mr. Rabin, and his spouse and dependents, for an estimated $28,000 in reimbursements over 18 months, and (iii) full vesting of the stock options and restricted stock incentive awards granted under the Rabin Agreement. The accelerated vesting of stock options and restricted stock would have had no impact at December 31, 2013 as all of Mr. Rabin’s stock options and restricted stock were fully vested at that date.

Pursuant to the terms of the Lanza Agreement, if Dr. Lanza had been terminated without Cause or had resigned for Good Reason on December 31, 2013, Dr. Lanza would have been entitled to total payments of $485,100 (equal to his annual base salary then in effect), payable in regular semi-monthly installments during the twelve (12) months immediately following the termination of Dr. Lanza’s employment with the Company. If a change in control had occurred on December 31, 2013, then all stock options previously issued to Dr. Lanza would have been fully vested (and all restrictions associated with restricted stock to be issued to Dr. Lanza under the Lanza Agreement would have been lifted) if Dr. Lanza was not retained by the acquiring or surviving company. The accelerated vesting of stock options and restricted stock would have had no impact at December 31, 2013 as all of Dr. Lanza’s stock options and restricted stock were fully vested at that date.

Pursuant to the terms of the Myles Agreement, if Mr. Myles had been terminated without Cause or had resigned for Good Reason on December 31, 2013, Mr. Myles would have been entitled to: (i) within 60 days of December 31, 2013, a lump sum payment of $330,000 (equal to his annual base salary then in effect), (ii) within 60 days of December 31, 2013, a lump sum payment of $115,500 (equal to 35% of annual base salary then in effect), (iii) reimbursement to Mr. Myles on a month-to-month basis of an amount equivalent to Mr. Myles and Mr. Myles’ spouse and dependent’s COBRA payments for up to 12 months following the date of termination if Mr. Myles were to properly elective COBRA coverage, or for the maximum COBRA term allowable by then applicable law for coverage of Mr. Myles, and his spouse and dependents, for an estimated $19,000 in reimbursements over 12 months, and (iv) full vesting of the stock options awards granted under the Myles Agreement. If a change in control had occurred on December 31, 2013, then all stock options previously issued to Mr. Myles would have become fully vested. At December 31, 2013 the accelerated vesting would not have been of any value as the stock option grant price was above the reported stock price.

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Certain Relationships and Related Transactions and Director Independence

Certain Relationships and Related Transactions

Our Board of Directors is responsible to approve all related party transactions according to our Code of Ethics. We have not adopted written policies and procedures specifically for related person transactions.

None of the following parties has, during the year ended December 31, 2013, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us, other than as noted in this section:

•	Any of our directors or officers;
•	Any person proposed as a nominee for election as a director;
•	Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock;
•	Any of our promoters; and
•	Any relative or spouse of any of the foregoing persons who has the same house as such person.

Director Independence

The Company complies with the standards of “independence” prescribed by the Nasdaq Marketplace Rules. Accordingly, our Board of Directors has determined that Dr. Alan Shapiro, Mr. Robert Langer, Mr. Zohar Loshitzer, Mr. Gregory Perry and Mr. Michael T. Heffernan meet the definition of “independent director” as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules.

Interests of Certain Officers and Directors

The Company is not aware of any officer or director who has an interest in the matters to be voted upon at the Annual Meeting.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of the Company’s stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and changes in ownership of the Company’s Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Other than as disclosed below, and based solely on a review of the reports furnished to us or written representations from reporting persons that all reportable transaction were reported, we believe that during the fiscal year ended December 31, 2013, our officers, directors and greater than ten percent stockholders timely filed all reports they were required to file under Section 16(a), other than as disclosed below.

•	Gary Rabin, our former Chairman and Chief Executive Officer, was tardy in filing a Form 4 with respect to one transaction executed in January 2013.

•	The Company was tardy in filing Form 4s with respect to two transactions on behalf of Gregory D. Perry, a director.

•	The Company was tardy in filing Form 4s with respect to two transactions on behalf of Zohar Loshitzer, a director.

•	The Company was tardy in filing Form 4s with respect to two transactions on behalf of Michael T. Heffernan, a director.

•	The Company was tardy in filing Form 4s with respect to two transactions on behalf of Dr. Alan Shapiro, a director.

•	The Company was tardy in filing Form 4s with respect to two transactions on behalf of Dr. Robert Langer, a director.

•	The Company was tardy in filing a Form 3 on behalf of Edward Myles, Chief Operating Officer and Chief Financial Officer.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Our Compensation Committee is currently comprised of Dr. Shapiro, Mr. Perry, Mr. Loshitzer, and Mr. Heffernan. No one who served as a member of the Compensation Committee during 2013 is or has been an officer or employee of the Company or had any relationship that is required to be disclosed as a transaction with a related party. During the year ended December 31, 2013, no executive officer of the Company served or serves as on the compensation committee or board of any entity that has employed or employs any member of Company’s Board or our Compensation Committee.

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ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL 1

ELECTION OF SIX DIRECTORS NOMINATED BY THE COMPANY TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

At this year’s Annual Meeting, the Board of Directors proposes that the following nominees, all of whom are currently serving as directors, be elected until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Assuming a quorum is present, the six nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

Listed below are the nominees for the Company’s Board of Directors, to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Please see “Information About The Board of Directors” for information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees.

Nominees

Name	Age	Position
Paul K. Wotton, Ph.D.	54	President and Chief Executive Officer, Member of the Board of Directors
Michael T. Heffernan	50	Chairman of the Board of Directors
Alan C. Shapiro, Ph.D.	69	Member of the Board of Directors
Robert Langer, Sc.D.	66	Member of the Board of Directors
Zohar Loshitzer	57	Member of the Board of Directors
Gregory D. Perry	54	Member of the Board of Directors

Required Vote

The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders entitled to vote on the proposal in person or represented by proxy at the Annual Meeting, which will be the nominees receiving the largest number of votes (which may or may not constitute less than a majority). As a result, broker non-votes and abstentions will not count towards the result.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES DESCRIBED ABOVE.

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PROPOSAL 2

AMENDMENT TO CERTIFICATE OF INCORPORATION

TO INCREASE AUTHORIZED COMMON STOCK

On September 8, 2014, our Board approved an amendment to our Certificate of Incorporation to increase the authorized number of shares of Common Stock from 37,500,000 to 60,000,000 shares, subject to stockholder approval at the Annual Meeting, which the Board is recommending to the stockholders for approval.  The additional shares of Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding shares of Common Stock.  Adoption of the amendment would not affect the rights of the holders of currently outstanding Common Stock, except to the extent additional shares are actually issued, which may have certain effects, including dilution of the earnings per share and voting rights of current holders of Common Stock.  If the amendment is adopted, it will become effective upon filing of the certificate of amendment with the Office of the Secretary of State of the State of Delaware.  If the amendment is adopted, the certificate of amendment giving effect to the amendment will be filed as soon as practicable.

On September 8, 2014, 34,336,107 shares of Common Stock were outstanding and 1,629,713 were reserved for options, warrants, employee equity plans and other purposes.  Upon the approval of this Proposal 2, there would be approximately 24,034,180 authorized and unreserved shares available for issuance.

The Company’s Certificate of Incorporation, as amended from time to time, currently also authorizes the issuance of fifty million shares of preferred stock.  The proposed amendment to the certificate of incorporation, as amended, would not change the authorized number of shares of preferred stock.

The Board reserves the right, notwithstanding shareholder approval and without further action by shareholders, to elect not to proceed with the increase in the authorized shares of Common Stock if the Board determines that the increase in the authorized shares of Common Stock is no longer in the best interests of the Company and its shareholders.

Text of the Amendment

The increase in authorized shares of Common Stock will be implemented by filing a Certificate of Amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware, in the form of Appendix A hereto, and the increase in the authorized shares of Common Stock will become effective on the date of the filing of the Certificate of Amendment. We propose to amend the Section 1 of Article V of the certificate of incorporation so that it would read in its entirety as follows:

“Section 1. Number of Authorized Shares. The total number of shares of stock which the Corporation shall have the authority to issue shall be One Hundred Ten Million (110,000,000) shares. The Corporation shall be authorized to issue two classes of shares of stock, designated “Common Stock” and “Preferred Stock.” The Corporation shall be authorized to issue Sixty Million (60,000,000) shares of Common Stock, each share to have a par value of $.001 per share, and Fifty Million (50,000,000) shares of Preferred Stock, each share to have a par value of $.001 per share.”

The only changes that would be made to Section 1 of Article V, as currently in effect, would be to increase the total number of shares of Common Stock that we may issue from 37,500,000 to 60,000,000 and to reflect a corresponding increase in the aggregate number of shares of capital stock of all classes that may be issued from 87,500,000 to 110,000,000.

Purpose of the Amendment

The approval of the amendment to the certificate of incorporation to increase the authorized shares of Common Stock is important for the ongoing business of the Company.  Without additional authorized shares of Common Stock, (i) the Company may not be able to raise additional financing which is needed to fund our ongoing clinical and research programs, (ii) the Company may not be able to attract and retain key employees, officers and directors, and (iii) the Company may not be able to exercise its right to sell shares to Lincoln Park Capital Fund LLC if and as necessary to fund on-going operations. The rights and obligations of the Company include, as of September 8, 2014, up to 1,541,759 shares of Common Stock issuable by the Company under its Purchase Agreement with Lincoln Park Capital Fund LLC dated June 27, 2014 and approximately 1,116,756 shares of Common Stock issuable by the Company upon the exercise of outstanding warrants and vested options.    The increase in the number of authorized shares of Common Stock may be available for our Board to issue in future financings, to provide equity incentive to employees, officers and directors and for other general corporate purposes, although we have no agreements or understandings with respect to any specific issuances at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose.  The Company is therefore requesting its stockholders approve this proposal to amend its Certificate of Incorporation to increase the authorized shares of Common Stock.

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The Board of Directors strongly urges the stockholders to vote in favor of the amendment to the certificate of incorporation to increase the authorized shares of Common Stock.

Rights of Additional Authorized Shares

Any authorized shares of Common Stock, if and when issued, would be part of our existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock currently outstanding. Our stockholders do not have pre-emptive rights with respect to the Common Stock, nor do they have cumulative voting rights. Accordingly, should the Board issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase any of such shares, and their percentage ownership of our then outstanding Common Stock could be reduced.

Potential Adverse Effects of Amendment

Future issuances of Common Stock or securities convertible into Common Stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders. In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, nor is this proposal being presented with the intent that it be used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board from taking any such actions that it deems to be consistent with its fiduciary duties.

Effectiveness of Amendment

If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock is required to approve the amendment to the certificate of incorporation. As result, abstentions and broker non-votes will have the same effect as votes against this proposal.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK.

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PROPOSAL 3

AMENDMENT TO CERTIFICATE OF INCORPORATION TO CHANGE THE CORPORATE NAME OF THE COMPANY FROM ADVANCED CELL TECHNLOGY, INC. TO OCATA THERAPEUTICS, INC.

The Amendment Proposal

On September 8, 2014, the Board of Directors approved, subject to stockholder approval, an amendment to our Certificate of Incorporation changing the name of our company from “Advanced Cell Technology, Inc.” to “Ocata Therapeutics, Inc.” (the “Name Change Amendment”). The form of amendment to our Certificate of Incorporation to effect the name change is attached as Appendix B to this Proxy Statement. We are changing our name in order to create a new corporate brand for the Company and emphasize the Company’s focus on developing therapeutics which may have use as treatment for diseases of the eye. Accordingly, our Board of Directors has approved the Name Change Amendment for recommendation to our stockholders.

You will not experience any change in your rights as a stockholder as a result of the Name Change Amendment. None of Delaware law, our Certificate of Incorporation or our By-laws provides for appraisal or other similar rights for dissenting stockholders in connection with the Name Change Amendment, and we do not intend to independently provide stockholders with any such right. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with the Name Change Amendment.

Stockholders will not be required to submit their stock certificates for exchange as a result of this proposed name change. Following the effective date of the Name Change Amendment, all new stock certificates issued by us will use our new name.

If the Name Change Amendment proposal is approved by our stockholders at the Annual Meeting, the Name Change Amendment will be filed with the Secretary of State of the State of Delaware to effect the name change to Ocata Therapeutics, Inc., which would be expected to occur as soon as practicable following the Annual Meeting.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock is required to approve the amendment to the certificate of incorporation. As result, abstentions and broker non-votes will have the same effect as votes against this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE CHANGE OF THE CORPORATE NAME OF THE COMPANY FROM ADVANCED CELL TECHNLOGY, INC. TO OCATA THERAPEUTICS, INC.

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PROPOSAL 4

APPROVAL OF THE ADVANCED CELL TECHNOLOGY, INC. 2014 STOCK OPTION AND INCENTIVE PLAN

The Board believes that stock options and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and other key persons (including consultants) of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

On September 8, 2014, the Board approved the Advanced Cell Technology, Inc. 2014 Stock Option and Incentive Plan (the “2014 Plan”), subject to stockholder approval. The 2014 Plan provides flexibility to the Compensation Committee in granting stock options and other awards to our officers, employees, non-employee directors and other key persons (including consultants) and to ensure that the Company can continue to grant stock options and other awards to such persons at levels determined to be appropriate by the Compensation Committee. A copy of the 2014 Plan is attached as Appendix C to this Proxy Statement and is incorporated herein by reference.

Proposal 4 seeks stockholder approval of the 2014 Plan. Stockholder approval of Proposal 4 will also allow certain awards granted under the 2014 Plan to qualify as performance-based compensation exempt from the cap imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), on the Company’s tax deduction with respect to compensation paid to certain executive officers. Upon stockholder approval of the 2014 Plan, no additional grants will be made under the Company’s 2005 Stock Incentive Plan (the “2005 Plan”).

Summary of Material Features of the 2014 Plan

The material features of the 2014 Plan are:

•	The maximum number of shares of common stock to be issued under the 2014 Plan is 250,000 shares;

•	The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares, dividend equivalent rights, and cash-based awards is permitted;

•	Minimum vesting periods are required for certain grants of restricted stock, restricted stock units and performance share awards;

•	The exercise price of stock options and stock appreciation rights will not be decreased in any manner without stockholder approval;

•	Any material amendment to the 2014 Plan is subject to approval by our stockholders; and

•	The term of the 2014 Plan will expire on September 8, 2024, which is ten years from the date of Board approval of the 2014 Plan.

Based solely on the closing price of our common stock as reported by on the OTC Bulletin Board Trading System on September 8, 2014, the maximum aggregate market value of the common stock that could potentially be issued under the 2014 Plan is approximately $2,527,500. The shares we issue under the 2014 Plan will be authorized but unissued shares or shares that we reacquire. The shares of common stock underlying any awards under the 2014 Plan, as well as under the Company’s 2005 Plan that are forfeited, canceled or are otherwise terminated (other than by exercise), shares tendered or held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding are added back to the shares of common stock available for issuance under the 2014 Plan.

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Qualified Performance-Based Compensation under Code Section 162(m)

To ensure that certain awards granted under the 2014 Plan to a “Covered Employee” (as defined in the Code) qualify as “performance-based compensation” under Section 162(m) of the Code, the 2014 Plan provides that the Compensation Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the following: (1) total shareholder return, (2) achievement of key clinical milestones, (3) earnings before interest, taxes, depreciation and amortization; (4) net income (loss) (either before or after interest, taxes, depreciation and/or amortization); (5) changes in the market price of the stock; (6) economic value-added; (7) funds from operations or similar measure; (8) sales or revenue; (9) acquisitions or strategic transactions; (10) operating income (loss); (11) cash flow (including, but not limited to, operating cash flow and free cash flow); (12) return on capital, assets, equity, or investment; (13) return on sales; (14) gross or net profit levels; (15) productivity; (16) expense; (17) margins; (18) operating efficiency; (19) customer satisfaction; (20) working capital; (21) earnings (loss) per share of common stock; (22) sales or market shares; and (23) number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group, and which may be applied to the Company as a whole or to a unit, division, group or subsidiary. The Compensation Committee will select the particular performance criteria within 90 days following the commencement of a performance cycle. Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not exceed 250,000 shares of common stock for any performance cycle and options or stock appreciation rights with respect to no more than 250,000 shares of common stock may be granted to any one individual during any calendar year period. If a performance-based award is payable in cash, it cannot exceed $2,000,000 million for any performance cycle.

Summary of the 2014 Plan

The following description of certain features of the 2014 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2014 Plan that is attached hereto as Appendix C.

Plan Administration. The 2014 Plan is administered by the Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2014 Plan. The Compensation Committee may delegate to our Chief Executive Officer the authority to grant stock options to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines.

Eligibility. Persons eligible to participate in the 2014 Plan will be those full or part-time officers, employees, non-employee directors and other key persons (including consultants) of the Company and its subsidiaries as selected from time to time by the Compensation Committee in its discretion. Approximately 36 individuals are currently eligible to participate in the 2014 Plan, which includes 4 officers, 32 employees who are not officers, and five non-employee directors.

Plan Limits. 250,000 shares are initially available for issuance under the 2014 Plan. The maximum award of stock options or stock appreciation rights granted to any one individual will not exceed 250,000 shares of common stock (subject to adjustment for stock splits and similar events) for any calendar year period. If any award of restricted stock, restricted stock units or performance shares granted to an individual is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award shall not exceed 250,000 shares of common stock (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle. If any cash-based award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award to be paid in cash in any performance cycle may not exceed $2 million. In addition, no more than 5,000,000 shares will be issued in the form of incentive stock options.

Stock Options. The 2014 Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the 2014 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons. The option exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be the last reported sale price of the shares of common stock on the NASDAQ on the date of grant. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee. In general, unless otherwise permitted by the Compensation Committee, no option granted under the 2014 Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

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Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Compensation Committee may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine. Stock appreciation rights entitle the recipient to shares of common stock equal to the value of the appreciation in the stock price over the exercise price. The exercise price is the fair market value of the common stock on the date of grant. The term of a stock appreciation right shall be determined by the Compensation Committee, but may not exceed ten years.

Restricted Stock. The Compensation Committee may award shares of common stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with us through a specified restricted period.

Restricted Stock Units. The Compensation Committee may award restricted stock units to any participants. Restricted stock units are ultimately payable in the form of shares of common stock and may be subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with the Company through a specified vesting period. In the Compensation Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards. The Compensation Committee may also grant shares of common stock which are free from any restrictions under the 2014 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Performance Share Awards. The Compensation Committee may grant performance share awards to any participant which entitle the recipient to receive shares of common stock upon the achievement of certain performance goals (as summarized above) and such other conditions as the Compensation Committee shall determine.

Dividend Equivalent Rights. The Compensation Committee may grant dividend equivalent rights to participants which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights may be granted as a component of another award (other than a stock option or stock appreciation right) or as a freestanding award. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Change of Control Provisions. The 2014 Plan provides that upon the effectiveness of a “sale event” as defined in the 2014 Plan, except as otherwise provided by the Compensation Committee in the award agreement, the parties to the sale event may agree that awards shall be assumed or continued by the successor entity. Upon the effective time of the sale event, the plan and all awards will terminate. In the event of such termination, (i) the Company shall have the option, in its sole discretion to make or provide for a cash payment to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights or (ii) each grantee will be permitted, within a specific period of time prior to the sale event, to exercise all outstanding stock options and stock appreciation rights, to the extent then exercisable.

Adjustments for Stock Dividends, Stock Splits, Etc. The 2014 Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of common stock that are subject to the 2014 Plan, to certain limits in the 2014 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

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Tax Withholding. Participants in the 2014 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Subject to approval by the Compensation Committee, participants may elect to have the minimum tax withholding obligations satisfied by authorizing the Company to withhold shares of common stock to be issued pursuant to the exercise or vesting.

Amendments and Termination. The Board may at any time amend or discontinue the 2014 Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. Any amendments that materially change the terms of the 2014 Plan will be subject to approval by our stockholders. Except to reflect changes in our capital structure, outstanding stock options or stock appreciation rights may not be repriced without obtaining stockholder approval. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the 2014 Plan qualifies as performance-based compensation under Section 162(m) of the Code.

Effective Date of the 2014 Plan. The Board adopted the 2014 Plan on September 8, 2014 and it will become effective upon being approved by our stockholders. Awards of incentive options may be granted under the 2014 Plan until the date that that is 10 years from the date of Board approval. No other awards may be granted under the 2014 Plan after the date that is 10 years from the date of stockholder approval. If the 2014 Plan is not approved by stockholders, the 2005 Plan will continue in effect until it expires in January 2015, and awards may be granted thereunder, in accordance with its terms.

New Plan Benefits

Because the grant of awards under the 2014 Plan is within the discretion of the Compensation Committee, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the 2014 Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the 2014 Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2013, after accounting for the one-hundred-to-one reverse split of our common stock completed in August 2014: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all employees who are not executive officers, as a group.

	Stock Options		Restricted Stock Awards
Name and Position	Number	Average Exercise Price	Number	Dollar Value
Paul K. Wotton. Ph.D., President and Chief Executive Officer, Director	N/A	N/A	N/A	N/A
Robert Lanza, Chief Scientific Officer	12,858	$6.20	12,858	$79,714
Edward Myles, Chief Operating Officer and Chief Financial Officer	140,000	$7.78	N/A	N/A
Eddy Anglade, EVP of Clinical Development	N/A	N/A	N/A	N/A
Michael T. Heffernan, Director	6,250	$5.83	N/A	N/A
Alan C. Shapiro, Ph.D., Director	5,000	$5.79	N/A	N/A
Robert Langer, Sc.D., Director	5,000	$5.79	N/A	N/A
Zohar Loshitzer, Director	5,000	$5.79	N/A	N/A
Gregory D. Perry, Director	5,000	$5.79	N/A	N/A
All current executive officers, as a group	152,858	$7.65	12,858	$79,714
All current directors who are not executive officers, as a group	26,250	$5.80	N/A	N/A
All current employees who are not executive officers, as a group	76,000	$7.99	N/A	N/A

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Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2014 Plan. It does not describe all federal tax consequences under the 2014 Plan, nor does it describe state or local tax consequences.

The advice set forth below was not intended or written to be used, and it cannot be used, by any taxpayer for the purpose of avoiding United States federal tax penalties that may be imposed on the taxpayer. The advice was written to support the promotion or marketing of the transaction(s) or matter(s) addressed herein. Each taxpayer should seek advice based upon the taxpayer’s particular circumstances from an independent tax advisor. The foregoing language is intended to satisfy the requirements under the regulations in Section 10.35 of Circular 230.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. The Company generally will be entitled to a tax deduction in connection with an award under the 2014 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, the Company’s deduction for certain awards under the 2014 Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the Principal Financial Officer) receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The 2014 Plan is structured to allow certain awards to qualify as performance-based compensation.

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information, as of December 31, 2013, regarding stock options previously issued by the Company as compensation for services pursuant to the Company’s 2005 Stock Option Plan, 2004 Stock Option Plan, and 2004 Stock Option Plan II, after accounting for the one-hundred-to-one reverse split of our common stock completed in August 2014.

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted- Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by security holders	1,182,787	$19.00	3,009,926
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	1,182,787	$19.00	3,009,926

Approval Required

The approval of the 2014 Stock Option and Incentive Plan requires the affirmative vote of the holders of a majority of the shares of our common stock resent or represented and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE 2014 STOCK OPTION AND INCENTIVE PLAN

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PROPSAL 5

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s Named Executive Officers listed above in the Summary Compensation Table. The Company has disclosed the compensation of the Named Executive Officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the Named Executive Officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholder vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to approve or not approve the compensation of the named executive officers that is disclosed in this Proxy Statement by voting for or, on a non-binding, advisory basis, the compensation of the Company’s “named executive officers.”

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory vote described in this Proposal 5 will not be construed: (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the named executive officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 5:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE COMPENSATION DISCLOSED IN THIS PROXY STATEMENT OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

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OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Annual Reports and Form 10-K

Additional copies of the Company’s Annual Report on Form 10-K and Amendment No. 1 to the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2013 may be obtained without charge by writing to the Corporate Secretary, Advanced Cell Technology, Inc., 33 Locke Drive, Marlborough, Massachusetts 01752. The Company’s Annual Report on Form 10-K and Amendment No. 1 on Form 10-K/A can also be found on the Company’s website: www.advancedcell.com.

STOCKHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING

Proposals by any stockholder intended to be presented at the next Annual Meeting of Stockholders must be received by the Company for inclusion in material relating to such meeting not later than June 25, 2015.

Any stockholder who wishes to present proposals for inclusion in the Company’s proxy materials for the 2015 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Any stockholder who wishes to make a proposal at the 2015 Annual Meeting, other than one that will be included in our proxy materials, or who wishes to nominate a director must submit such proposal or nomination in writing to our principal executive offices no earlier than August 14, 2015 and no later than September 13, 2015 and must satisfy the requirements set forth in our by-laws. If a stockholder who wishes to present a proposal fails to notify us by September 13, 2015, the proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting. If the date of our 2015 Annual Meeting is advanced by more than 30 days or delayed by more than 30 days from the anniversary of our 2014 Annual Meeting, any stockholder nomination or other proposal must be received by us no earlier than the close of business on the 120th day prior to such advanced or delayed annual meeting date and no later than the close of business on the later of (1) the 90th day prior to such advanced or delayed annual meeting date and (2) the 10th day following the first public announcement of the meeting date.

By Order of the Board of Directors,

/s/ Michael T. Heffernan
Michael T. Heffernan
Chairman of the Board of Directors

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Appendix A

Certificate of Amendment

of
Certificate of Incorporation

of
Advanced Cell Technology, Inc.

Under Section 242 of the Delaware General Corporation Law

Advanced Cell Technology, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

1. The Certificate of Incorporation of the Corporation is hereby amended by changing Article V, Section 1 so that, as amended, said Article V, Section 1 shall be and read as follows:

Section 1. Number of Authorized Shares. The total number of shares of stock which the Corporation shall have the authority to issue shall be One Hundred Ten Million (110,000,000) shares. The Corporation shall be authorized to issue two classes of shares of stock, designated “Common Stock” and “Preferred Stock.” The Corporation shall be authorized to issue Sixty Million (60,000,000) shares of Common Stock, each share to have a par value of $.001 per share, and Fifty Million (50,000,000) shares of Preferred Stock, each share to have a par value of $.001 per share.

2. The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

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Appendix B

Certificate of Amendment

of
Certificate of Incorporation

of
Advanced Cell Technology, Inc.

Under Section 242 of the Delaware General Corporation Law

Advanced Cell Technology, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

1. The Certificate of Incorporation of the Corporation is hereby amended by changing Article I so that, as amended, said Article I shall be and read as follows:

ARTICLE I

The name of this corporation is Ocata Therapeutics, Inc. (the “Corporation”).

2. The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

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Appendix C

Advanced Cell Technology, Inc.
2014 STOCK OPTION AND INCENTIVE PLAN

Section 1	GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Advanced Cell Technology, Inc. 2014 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Advanced Cell Technology, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

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“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 21.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance-Based Award” means any Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: total shareholder return, earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee may appropriately adjust any evaluation performance under a Performance Criterion to exclude any of the following events that occurs during a Performance Cycle: (i) asset write-downs or impairments, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reporting results, (iv) accruals for reorganizations and restructuring programs, (v) any extraordinary non-recurring items, including those described in the Financial Accounting Standards Board’s authoritative guidance and/or in management’s discussion and analysis of financial condition of operations appearing the Company’s annual report to stockholders for the applicable year, and (vi) any other extraordinary items adjusted from the Company U.S. GAAP results.

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“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award, the vesting and/or payment of which is subject to the attainment of one or more Performance Goals. Each such period shall not be less than 12 months.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.001 per share, of the Company, subject to adjustments pursuant to Section 3.

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“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2	ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)             Administration of Plan. The Plan shall be administered by the Administrator.

(b)            Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

                          (i)                   to select the individuals to whom Awards may from time to time be granted;

                          (ii)                  to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

                          (iii)                 to determine the number of shares of Stock to be covered by any Award;

                          (iv)                 to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

                          (v)                  to accelerate at any time the exercisability or vesting of all or any portion of any Award in circumstances involving the grantee’s death, disability, retirement or termination of employment, or a change in control (including a Sale Event);

                          (vi)                 subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and

                          (vii)                at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

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All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)            Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d)           Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e)            Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f)             Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

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Section 3	STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)            Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 250,000 shares, subject to adjustment as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any Awards under the Plan and under the Company’s 2005 Stock Option Plan, 2004 Stock Option Plan and 2004 Stock Option Plan II that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 250,000 shares of Stock may be granted to any one individual grantee during any one calendar year period, and no more than 5,000,000 shares of the Stock may be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b)           Effect of Awards. Any forfeitures, cancellations or other terminations (other than by exercise) of such Awards shall be returned to the reserved pool of shares of Stock under the Plan in the same manner.

(c)            Changes in Stock. Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

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(d)            Mergers and Other Transactions. Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award Certificate, in the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, the Plan and all outstanding Awards hereunder will terminate at the effective time of such Sale Event. Notwithstanding the foregoing, the Administrator may in its discretion, or to the extent specified in the relevant Award Certificate, cause certain Awards to become vested and/or exercisable immediately prior to such Sale Event. In the event of such termination, (i) the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable after taking into account any acceleration thereunder at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee, including those that will become exercisable upon the consummation of the Sale Event (provided that such exercise shall be subject to the consummation of the Sale Event). The Company shall also have the right, but not the obligation, to make or provide a cash payment to the grantees holding other Awards, in exchange for cancellation thereof an amount equal to the Sale Price multiplied by the number of shares subject to such Awards, to be paid at the time of the Sale Event or upon the later vesting of such Awards.

Section 4	ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and Consultants of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

Section 5	STOCK OPTIONS

(a)            Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(b)            Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(c)            Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

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(d)           Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e)            Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Certificate:

                          (i)                   In cash, by certified or bank check or other instrument acceptable to the Administrator;

                          (ii)                  Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

                          (iii)                 By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

                          (iv)                 With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f)            Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

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Section 6	STOCK APPRECIATION RIGHTS

(a)            Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b)            Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(c)            Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(d)           Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator. The term of a Stock Appreciation Right may not exceed ten years.

Section 7	RESTRICTED STOCK AWARDS

(a)            Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b)            Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)            Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

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(d)            Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

Section 8	RESTRICTED STOCK UNITS

(a)            Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.

(b)            Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c)            Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.

(d)           Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

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Section 9	UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

Section 10	CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified Performance Goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

Section 11	PERFORMANCE SHARE AWARDS

(a)             Nature of Performance Share Awards. The Administrator may grant Performance Share Awards under the Plan. A Performance Share Award is an Award entitling the grantee to receive shares of Stock upon the attainment of performance goals. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the performance goals, the periods during which performance is to be measured, which may not be less than one year except in the case of a Sale Event, and such other limitations and conditions as the Administrator shall determine.

(b)            Rights as a Stockholder. A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares of Stock actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).

(c)             Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

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Section 12	PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

(a)             Performance-Based Awards. The Administrator may grant one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Units, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. Each Performance-Based Award shall comply with the provisions set forth below.

(b)            Grant of Performance-Based Awards. With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

(c)             Payment of Performance-Based Awards. Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award.

(d)            Maximum Award Payable. The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 250,000 shares of Stock (subject to adjustment as provided in Section 3(c) hereof) or $2,000,000 in the case of a Performance-Based Award that is a Cash-Based Award.

Section 13	DIVIDEND EQUIVALENT RIGHTS

(a)             Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units or Performance Share Award shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

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(b)            Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

Section 14	Transferability of Awards

(a)             Transferability. Except as provided in Section 14(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)            Administrator Action. Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

(c)             Family Member. For purposes of Section 14(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d)            Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

Section 15	TAX WITHHOLDING

(a)             Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

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(b)            Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. The Administrator may also require Awards to be subject to mandatory share withholding up to the required withholding amount. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.

Section 16	Section 409A awards

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

Section 17	TERMINATION OF EMPLOYMENT, TRANSFER, LEAVE OF ABSENCE, ETC.

(a)            Termination of Employment. If the grantee’s employer ceases to be a Subsidiary, the grantee shall be deemed to have terminated employment for purposes of the Plan.

(b)            For purposes of the Plan, the following events shall not be deemed a termination of employment:

(i)               a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(ii)              an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

Section 18	AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. The Administrator is specifically authorized to exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect the repricing of such Awards through cancellation and re-grants. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 18 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or 3(d).

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Section 19	STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

Section 20	GENERAL PROVISIONS

(a)             No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b)            Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)             Stockholder Rights. Until Stock is deemed delivered in accordance with Section 20(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

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(d)            Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e)             Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f)             Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.

Section 21	EFFECTIVE DATE OF PLAN

This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

Section 22	GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: September 8, 2014

DATE APPROVED BY STOCKHOLDERS: __________

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ADVANCED CELL TECHNOLOGY, INC. ATTN: Corporate Secretary 33 LOCKE DRIVE MARLBOROUGH, MA 01752

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
	For All	Withhold All	For All Except
The Board of Directors recommends you vote				To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
FOR the following:	☐	☐	☐

1.	Election of Directors
Nominees
01 – Paul Wotton, Ph.D. 02 - Alan Shapiro, Ph.D. 03 - Robert Langer, Sc.D. 04 - Zohar Loshitzer 05 - Gregory D. Perry 06 - Michael T. Heffernan

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The Board of Directors recommends you vote FOR proposals 2, 3, 4, and 5.		For	Against	Abstain
2.	To approve an amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock, par value $0.001 per share, by 22,500,000 shares to a total of 60,000,000 shares.	*	*	*
3.	To approve an amendment to the Certificate of Incorporation of the Company to change the Company’s corporate name to Ocata Therapeutics, Inc.	*	*	*
4.	To approve the Advanced Cell Technology, Inc. 2014 Stock Option and Incentive Plan	*	*	*
5.	To approve by non-binding vote the compensation of the Company’s “named executive officers.”	*	*	*
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K and Form 10-K/A are available at ww.proxyvote.com.

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ADVANCED CELL TECHNOLOGY, INC.

Annual Meeting of Stockholders

November 12, 2014, 9:00 AM

This proxy is solicited by the Board of Directors

The undersigned hereby appoints each of Paul Wotton and Edward Myles as proxy and attorney-in-fact and hereby authorizes him to represent and vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ADVANCED CELL TECHNOLOGY, INC. that the undersigned is entitled to vote and, in his discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders to be held at the offices of Goodwin Procter LLP, 53 State Street, Boston, MA, 02109 on November 12, 2014, at 9:00 A.M., and any adjournment or postponement thereof.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned. If no such direction is made, this proxy card will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

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